                                                                          Income
                                                                           Funds
                                                                   Annual Report
                                                For the year ended June 30, 1997


                                                    ULTRA SHORT-TERM INCOME FUND


                                                    LIMITED VOLATILITY BOND FUND


                                                          INTERMEDIATE BOND FUND


                                                            GOVERNMENT BOND FUND


                                                                INCOME BOND FUND


                                                          TREASURY & AGENCY FUND


                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

           ----------------------------------------------------------

              IMPORTANT CUSTOMER INFORMATION. INVESTMENT PRODUCTS:

              * are not deposits or obligations of or guaranteed by,
                BANC ONE CORPORATION or any of its affiliates,

              * are not insured by the FDIC, and
                                                                         ----
              * are subject to investment risks, including possible      FDIC
                loss of the principal amount invested.                   LOGO
                                                                         ----
           -----------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................   16
Statements of Assets and Liabilities.......................................   33
Statements of Operations...................................................   34
Statements of Changes in Net Assets........................................   35
Notes to Financial Statements..............................................   37
Financial Highlights.......................................................   47
Report of Independent Accountants..........................................   63

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

We are pleased to present this annual report for The One Group Family of Mutual Funds. On the following pages you will find an overview of the financial markets and your fund's performance for the period from July 1, 1996, to June 30, 1997.

DEAR VALUED SHAREHOLDERS:
Thank you for continuing to place your confidence in The One Group Family of Mutual Funds. In the funds' semiannual report, we advised you to stay focused on your financial goals and not to let short-term volatility interfere with your long-term investment strategy. At that time, stock returns were abnormally strong, and bond returns were unusually weak.

Since then, the bond market has recovered nicely, and the stock market continues to soar--even after falling nearly 10% between March 12 and April 14. In fact, by early May, the stock market had regained what it had lost and was well on its way to new heights. Looking forward, investors should be prepared for continued volatility as the market reacts to earnings reports, moves by the Federal Reserve, and the continuous stream of economic data coming from Washington.

REINFORCING OUR PHILOSOPHY
Once again, I want to reiterate our philosophy that it's time, not timing, that best serves investors. By maintaining a long-term perspective and riding out the inevitable volatility in the markets, your investments may realize their full potential. For those who stay on track with their investment plans, short-term performance fluctuations may not matter in the long run.

The financial media will be filled with opinions about the expected short-term course of the markets, and these opinions will swing between euphoria and gloom. But the fundamentals supporting the financial markets--a growing economy, rising corporate profits, low inflation--remain favorable, and long-term investors should be rewarded by staying the course.

INVESTING MADE EASY
Along with maintaining a long-term perspective, we believe that investment success is dependent on two other strategies:

- ASSET ALLOCATION, or spreading your money among stocks, bonds and money market investments according to your goals, time frame and risk tolerance in order create a well-rounded investment plan.

- DIVERSIFICATION, or investing in a variety of securities within each asset class to enhance your return potential and limit your overall risk profile.

Over the past year, The One Group made it easier for you to take advantage of these strategies by introducing THE ONE GROUP INVESTOR FUNDS. These funds make it simple and convenient for you to enjoy asset allocation and diversification from one investment (versus structuring an asset allocation portfolio by purchasing multiple funds). Each Investor fund seeks a particular investment goal and, accordingly, invests in an assortment of funds from The One Group family. You simply choose the Investor Fund suited to your goals.

INFORMATION ON DEMAND
Along with making investing easy, we want to make it simple for you to obtain the information you need when you want it. Now, in addition to offering fund prices, fund performance information and fund manager biographies, The One Group web site (WWW.ONEGROUP.COM) provides on-line fund prospectuses.

In addition, the site offers an interactive portfolio-building tool that you can use to design a customized portfolio. Future plans for the site include interactive retirement and college planning calculators as well as account access, which will enable you to obtain information on your account and place orders to buy or exchange shares between funds.

LOOK FOR GUIDANCE
Perhaps one of the simplest ways to make investing easy is to seek guidance from an experienced investment advisor. Achieving long-term investment success depends on your investment plan and how your investment strategies are put to work. It's the full-time responsibility of a professional investment advisor to monitor the investment markets and evaluate the assortment of investment opportunities in today's marketplace. Your investment advisor will help you develop an effective investment plan and then implement and monitor that plan for you.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Once again, I appreciate the trust and confidence that you have placed in The One Group Family of Mutual Funds. All of the professionals at The One Group value your ongoing support and strive to help you achieve your financial goals with investment solutions that are designed to meet your individual needs.

Sincerely,


/s/ DAVID J. KUNDERT
--------------------
David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.

                   The One Group Ultra Short-Term Income Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Ultra Short-Term Income Fund Fiduciary share class posted a total return of 7.14% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 5.)

Along with offering an attractive total return for the one-year period, the Fund experienced significant asset growth. Its size more than doubled from June 30, 1996, when assets were $60 million, to June 30, 1997, when assets reached $140 million.

Short-term interest rates fluctuated somewhat during the year, but, overall, they traded in a narrow range. This low interest rate volatility led to a significant tightening of fixed-income quality spreads, especially among adjustable-rate mortgage-backed securities (ARMs). This contributed to the Fund's attractive return, as strong performance from seasoned conventional ARMs and GNMA (Government National Mortgage Association) ARMs boosted the Fund's overall results.

The Fund's yield increased during the year, reflecting the general interest rate climate. On June 30, 1997, the Fund's 30-day SEC yield was 6.08%, compared to 5.61% on June 30, 1996 (Fiduciary share class). The factors that determine the Fund's yield include the level of short-term interest rates, quality spreads, bond prices and mortgage prepayment expectations--all of which have been relatively stable and are expected to remain so for the coming months.

STRATEGIES AND TACTICS
Our primary goals during the year were to maintain the Fund's share price, or net asset value (NAV), raise assets and outperform money market funds by at least 75 basis points (one basis point equals 1/100th of a percent). Our strategy, therefore, was to maintain a duration of about one year and to purchase assets that have the potential to provide superior yield and market performance in a rising rate environment. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

In August 1996, we began to more broadly diversify the Fund into a wide variety of investment-grade securities. In addition to its traditional adjustable-rate mortgage holdings, the Fund now invests in a mix of corporate, asset-backed and Yankee securities. (Yankee securities are U.S. dollar-denominated bonds issued by foreign entities.) These modest changes have allowed us to diversify the Fund's risk exposure while improving our ability to maintain a relatively stable NAV and earn a high rate of income. While some of these bonds are rated between AA and BBB, the Fund's average quality remains very high, with more than 78% of its assets in government and AAA-rated issues.

OUTLOOK
Looking ahead, we currently believe that short-term interest rates and quality spreads may move slightly higher, assuming that the Federal Reserve tightens monetary policy. We also believe that interest rate volatility may rise moderately. Consequently, we plan to enter fiscal year 1997-98 with a relatively defensive investment posture. We currently plan to maintain the Fund's current duration stance and continue to focus on securities that offer attractive yields and performance in a rising interest rate environment.


/s/ MICHAEL J. SAIS, CFA
------------------------
Michael J. Sais, CFA
Fund Co-Manager


/s/ GARY J. MADICH, CFA
-----------------------
Gary J. Madich, CFA
Fund Co-Manager

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                   The One Group Ultra Short-Term Income Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year        (2/2/93)
                      ------        --------
  Fiduciary            7.14%         5.00%

                                                        VALUE OF $10,000 INVESTMENT
                                                        ---------------------------
                                        LEHMAN BROTHERS
         MEASUREMENT PERIOD                 1-3 YEAR          LIPPER ARM FUNDS
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX           INDEX            FIDUCIARY
        ---------------------           ----------------           -----            ---------
2/93                                            $10,000              $10,000          $10,000
6/93                                             10,142               10,134           10,201
6/94                                             10,297               10,190           10,421
6/95                                             11,086               10,499           10,957
6/96                                             11,693               10,961           11,571
6/97                                             12,550               11,668           12,397

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (3/10/93)
                      ------       ---------
  Class A              7.00%         4.79%
  Class A*             3.82%         4.05%

* Reflects 3.00% Sales Charge.

                                                                VALUE OF $10,000 INVESTMENT
                                                                ---------------------------
                                        LEHMAN BROTHERS
         MEASUREMENT PERIOD                 1-3 YEAR       LIPPER ARM FUNDS
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX        INDEX              CLASS A*         CLASS A
        ---------------------           ----------------        -----              --------         -------
3/93                                         $10,000              $10,000           $ 9,700         $10,000
6/93                                          10,111               10,109             9,842          10,146
6/94                                          10,265               10,166            10,033          10,344
6/95                                          11,052               10,474            10,519          10,845
6/96                                          11,657               10,935            11,089          11,432
6/97                                          12,423               11,640            11,866          12,233

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (1/14/94)
                      ------       ---------
  Class B              6.22%         4.47%
  Class B**            3.22%         4.22%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                                 VALUE OF $10,000 INVESTMENT
                                                                 ---------------------------
                                        LEHMAN BROTHERS
         MEASUREMENT PERIOD                 1-3 YEAR          LIPPER ARM FUNDS
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX           INDEX            CLASS B**           CLASS B
        ---------------------           ----------------           -----            ---------           -------
1/94                                           $10,000             $10,000            $10,000           $10,000
6/94                                             9,889               9,905              9,991             9,991
6/95                                            10,648              10,206             10,468            10,468
6/96                                            11,231              10,654             10,953            10,953
6/97                                            11,969              11,342             11,536            11,634

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Ultra Short Term Income Fund is measured against the Lehman Brothers 1 to 3 Year Government Index, an unmanaged index comprised of US Government and agency securities with maturities of one to three years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper ARM Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                   The One Group Limited Volatility Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
For the year ended June 30, 1997, The One Group Limited Volatility Bond Fund Fiduciary share class posted a total return of 6.75%. (For information on other share classes and performance comparisons to indexes, please see page 7.)

As interest rates remained relatively stable for the one-year period, so did yields available in the bond market. The Fund's 30-day SEC yield changed only slightly, from 6.17% on June 30, 1996, to 6.18% on June 30, 1997 (Fiduciary share class).

With interest rates fairly stable during the year, bond prices also showed little movement. (Bond prices and interest rates move inversely of each other; when rates rise, bond prices fall, and vice versa.) Because of this, most of the Fund's one-year total return was comprised of income, or yield, rather than price appreciation on the Fund's underlying securities. The Fund's share price, or net asset value (NAV), moved slightly throughout the year, but its overall impact on the one-year total return was limited.

With rates moving in a narrow range, we maintained an average duration posture of 2.3 years to 2.5 years throughout the year. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This, coupled with the Fund's relatively high yield, contributed to the Fund's attractive return. When the yield curve remains largely unchanged from year to year, as was the case from June 30, 1996, to June 30, 1997, funds with average duration and higher yields tend to offer relatively strong performance.

STRATEGIES AND TACTICS
In addition to maintaining a neutral duration, our strategy for the year was to invest in securities offering the most attractive yields within our maturity and high credit-quality guidelines. As such, we focused on government agency mortgage pass-through securities because they offered yield advantages over Treasury and other agency securities. We also invested in asset-backed securities and high-grade corporate bonds, which also offered good yields that helped boost the Fund's income level.

On June 30, 1997, 34% of the Fund's assets were invested in U.S. Treasury and agency securities, 32% in U.S. agency mortgage securities, 20% in asset-backed securities and 14% in corporate securities. On June 30, 1996, 47% of the Fund was invested in U.S. Treasury and agency securities, 11% in U.S. agency mortgage securities, 10% in asset-backed securities, 13% in corporate securities and 18% in U.S. government money market securities and 1% in foreign agency bonds.

With the majority of the portfolio invested in Treasury and agency securities, the Fund's average quality remained high throughout the year. On June 30, 1997, 85% of the Fund's securities were rated AAA, 14% were rated A and 1% were rated BBB. The Fund's overall average quality rating was AA+.

OUTLOOK
We believe that economic and market conditions should remain relatively unchanged over the coming months, primarily because inflation is expected to remain low. As long as inflation remains low, interest rates and bond prices should stay fairly stable. This means that total return once again will depend on the level of income the Fund generates more than price, or NAV, appreciation. As such, our current strategies regarding an average duration posture and a focus on yield-enhancing securities should remain intact over the near term.


/s/ ROGER CRAIG
-----------------------
Roger Craig
Fund Manager


/s/ GARY J. MADICH, CFA
-----------------------
Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                   The One Group Limited Volatility Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (9/4/90)
                  ------    ------    --------
  Fiduciary       6.75%     5.75%       7.09%

                                                     VALUE OF $10,000 INVESTMENT
                                                     ---------------------------
                                        LEHMAN BROTHERS    LIPPER SHORT US
         MEASUREMENT PERIOD                 1-3 YEAR       GOVERNMENT BOND
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX     FUNDS INDEX        FIDUCIARY
        ---------------------           ----------------     ------------       ---------
9/90                                          $10,000          $10,000           $10,000
6/91                                           10,768           10,710            10,799
6/92                                           11,881           11,730            12,068
6/93                                           12,659           12,515            13,066
6/94                                           12,852           12,668            13,170
6/95                                           13,837           13,604            14,218
6/96                                           14,595           14,309            14,947
6/97                                           15,554           15,153            15,957

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (2/18/92)
                  ------    ------    ---------
  Class A         6.47%     5.47%       5.77%
  Class A*        3.29%     4.83%       5.17%

* Reflects 3.00% Sales Charge.

                                                              VALUE OF $10,000 INVESTMENT
                                                              ---------------------------
                                        LEHMAN BROTHERS    LIPPER SHORT US
         MEASUREMENT PERIOD                 1-3 YEAR       GOVERNMENT BOND
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX     FUNDS INDEX         CLASS A*           CLASS A
        ---------------------           ----------------     -----------         --------           -------
2/92                                         $10,000            $10,000           $ 9,700           $10,000
6/92                                         $10,284             10,274            10,045            10,356
6/93                                         $10,957             10,962            10,853            11,188
6/94                                         $11,123             11,096            10,906            11,243
6/95                                         $11,976             11,916            11,742            12,105
6/96                                         $12,632             12,534            12,314            12,694
6/97                                         $13,462             13,273            13,110            13,600

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (1/14/94)
                  ------    ------    ---------
  Class B         5.74%       NA        4.39%
  Class B**       2.74%       NA        4.14%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                               VALUE OF $10,000 INVESTMENT
                                                               ---------------------------
                                        LEHMAN BROTHERS      LIPPER SHORT US
         MEASUREMENT PERIOD                 1-3 YEAR         GOVERNMENT BOND
        (FISCAL YEAR COVERED)           GOVERNMENT INDEX       FUNDS INDEX         CLASS B**           CLASS B
        ---------------------           ----------------       -----------         ---------           -------
1/94                                           $10,000              $10,000          $10,000           $10,000
6/94                                             9,889                9,874            9,819             9,819
6/95                                            10,648               10,603           10,524            10,524
6/96                                            11,231               11,153           10,974            10,974
6/97                                            11,969               11,811           11,506            11,604

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Limited Volatility Bond Fund is measured against the Lehman Brothers 1 to 3 Year Government Index, an unmanaged index comprised of US Government and agency securities with maturities of one to three years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Short US Government Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                      The One Group Intermediate Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Intermediate Bond Fund Fiduciary share class offered a total return of 7.68% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 9.)

In general, the bond market traded within a fairly narrow range over the past year. The five-year Treasury bond, for example, traded within a yield range of 5.8% to 6.8%, and rates on the first and last days of the fiscal year were nearly the same. This stable environment favored investment-grade corporate bonds and mortgage-backed securities, which offered yields and returns that exceeded Treasury securities by almost one percentage point.

As market yields changed little from the beginning to the end of the fiscal year, so did the Fund's yield. On June 30, 1997, the Fund's 30-day SEC yield was 6.35%, compared to 6.55% on June 30, 1996 (Fiduciary share class).

Such overall market stability left little room for price improvements. (Interest rates and bond prices move inversely of each other; as rates rise, bond prices fall, and vice versa.) As a result, the Fund's total return was mostly a function of the net interest income earned by the Fund's investments. While the Fund's share price, or net asset value (NAV), varied modestly throughout the year, by year-end its impact on total return was only slightly positive.

STRATEGIES AND TACTICS
The Fund's good return was primarily the result of investments in corporate and U.S. agency-backed mortgage securities. In particular, the Fund held a larger-than-normal position in agency-backed mortgage securities, which helped boost the Fund's interest income. The Fund's U.S. Treasury holdings offered below-average returns during the year, mostly due to their lower interest yields. Of course, higher yields involve greater levels of risk.

On June 30, 1997, 30% of the Fund's assets were invested in U.S. Treasury securities, compared to 33% on June 30, 1996; 36% in agency-backed mortgage securities, the same as on June 30, 1996; 18% in corporate bonds, compared to 17% on June 30, 1996; 13% in asset-backed securities, compared to 12% on June 30, 1996; and 3% in cash equivalents, compared to 1% on June 30, 1996.

Because the Fund invests primarily in government and other high-quality securities, its average credit quality is high. At year end, 76% of the Fund's securities were AAA-rated, 1% AA-rated, 15% A-rated and 8% BBB-rated. The Fund's overall credit quality on June 30, 1997, was AA+.

The Fund's duration ended the fiscal year at 4.13 years, only slightly different than on June 30, 1996, when it was 4.15 years. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) While we do manage the Fund's exposure to changes in interest rates, we also purposely limit the degree to which we alter duration. These risk-controlling guidelines protect us from making ill-timed "bets" on the magnitude and direction of possible interest rate movements. Instead, we try to position the Fund to earn a good rate of interest income with only mild NAV fluctuations over time.

During May 1997 we completed a lengthy strategic review of the Fund. Our efforts indicate that the basic strategies currently being used have been and, in our opinion, are likely to continue to be successful. However, we may make some minor refinements in strategy over time. For example, we plan to increase the Fund's average duration by about 0.1 year. We believe a slightly longer duration will help the Fund perform better in a variety of market conditions.

OUTLOOK
We believe that market conditions during the coming months should be similar to what we have experienced over the past 12 months. Under such conditions, earning a good rate of interest income again will be a major factor in achieving a good total return. We also are watching for signs of growing inflation and an additional Federal Reserve rate hike. While no recession currently appears within sight, such a condition may become more probable within the next 12 months. If these conditions develop, we plan to limit the Fund's exposure to the more vulnerable credit sectors of the corporate bond market. We also plan to gradually increase the Fund's average duration if intermediate bond yields rise in reaction to Federal Reserve policy changes.


/s/ JAMES A. SEXTON, CFA
-------------------------
James A. Sexton, CFA
Fund Manager

/s/ GARY J. MADICH, CFA
-------------------------
Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Intermediate Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (2/28/92)
                  ------    ------    ---------
  Fiduciary       7.68%     6.46%       6.63%

                                                          VALUE OF $10,000 INVESTMENT
                                                          ---------------------------
                                        LEHMAN BROTHERS             LIPPER
                                          INTERMEDIATE         INTERMEDIATE US
         MEASUREMENT PERIOD          GOVERNMENT/CORPORATE      GOVERNMENT BOND
        (FISCAL YEAR COVERED)              BOND INDEX            FUNDS INDEX         FIDUCIARY
        ---------------------              ----------            -----------         ---------
2/92                                          $10,000              $10,000             $10,000
6/92                                           10,355               10,307              10,300
6/93                                           11,442               11,357              11,400
6/94                                           11,413               11,162              11,315
6/95                                           12,597               12,260              12,463
6/96                                           13,228               12,786              13,080
6/97                                           14,182               13,670              14,084

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (11/30/94)
                      ------       ----------
  Class A              7.40%         8.72%
  Class A*             2.52%         6.80%

* Reflects 4.50% Sales Charge.

                                                               VALUE OF $10,000 INVESTMENT
                                                               ---------------------------
                                        LEHMAN BROTHERS              LIPPER
                                          INTERMEDIATE          INTERMEDIATE US
         MEASUREMENT PERIOD          GOVERNMENT/CORPORATE       GOVERNMENT BOND
        (FISCAL YEAR COVERED)              BOND INDEX             FUNDS INDEX          CLASS A*           CLASS A
        ---------------------              ----------             -----------          --------           -------
11/94                                         $10,000              $10,000              $ 9,550           $10,000
6/95                                           10,999               10,984               10,533            11,029
6/96                                           11,550               11,480               11,036            11,556
6/97                                           12,383               12,274               11,853            12,411

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (11/30/94)
                      ------       ----------
  Class B              6.83%         7.51%
  Class B**            2.83%         6.47%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                               VALUE OF $10,000 INVESTMENT
                                                               ---------------------------
                                        LEHMAN BROTHERS              LIPPER
                                          INTERMEDIATE          INTERMEDIATE US
         MEASUREMENT PERIOD          GOVERNMENT/CORPORATE       GOVERNMENT BOND
        (FISCAL YEAR COVERED)                 BOND                FUNDS INDEX         CLASS B**           CLASS B
        ---------------------                 ----                -----------         ---------           -------
11/94                                          $10,000              $10,000             $10,000           $10,000
6/95                                            10,999               10,984              10,845            10,845
6/96                                            11,550               11,480              11,290            11,290
6/97                                            12,383               12,274              11,761            12,061

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index comprised of US Government agency and Treasury securities and investment grade corporate bonds. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate US Government Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                       The One Group Government Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
For the year ended June 30, 1997, The One Group Government Bond Fund Fiduciary share class posted a total return of 8.10%. (For information on other share classes and performance comparisons to indexes, please see page 11.)

While interest rates showed a slight overall decline from the beginning of the fiscal year to the end, in between there were periods of modest volatility. The five-year Treasury Note, for example, started the fiscal year yielding 6.55% and ended it yielding 6.50%. However, between these two points, the yield went as high as 6.80% and as low as 5.80%. The Fund's 30-day SEC yield (Fiduciary share class) remained attractive at 6.24% on June 30, 1997, compared to 6.46% on June 30, 1996.

The Fund's total return is a reflection of our increased emphasis on yield rather than price appreciation. Yields from mortgage-backed securities continued to be the major source of total return during the fiscal year. 1996 was a good year for the production of new mortgage securities across most classes, but as rates rose in 1997, mortgage activity from new home purchases and refinances slowed down. Overall, though, the mortgage-backed securities market outperformed Treasuries and maintained a high degree of liquidity, proving to be the driving force behind the Fund's strong performance.

STRATEGIES AND TACTICS
In addition to generating a high yield from mortgage-backed securities, another component of the Fund's investment strategy was maintaining a neutral duration. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) For most of the year the Fund's duration remained in the 5.0-year to 5.25-year range, slightly higher than it was in the previous year but still within our neutral target.

Maintaining the Fund's duration within a neutral range helped limit the effects of interest rate movements during the year. Specifically, when interest rates rise, bond prices fall, and funds with shorter durations tend to outperfom those with longer durations.

OUTLOOK
During the next 12 months, economic activity and Federal Reserve policy will have the greatest impact on the Fund's performance. If strong economic growth continues, the Federal Reserve is likely to initiate further rate hikes, which would have an adverse effect on total returns. We expect rates to increase modestly during the remainder of 1997 and then decline somewhat in 1998.

We will continue to emphasize yield, rather than price appreciation, as the primary component of total return. As such, we expect to maintain a neutral duration, and we plan to continue emphasizing mortgage-backed securities over Treasuries. However, we will monitor the interest rate forecasts and restructure the portfolio if significant interest rate volatility appears likely. In this type of environment, mortgage-backed securities would be expected to underperform Treasuries, so we would adjust the Fund's sector weightings accordingly.

/s/ THOMAS E. DONNE, CFA
-------------------------
Thomas E. Donne, CFA
Fund Manager

/s/ MICHAEL J. SAIS, CFA
-------------------------
Michael J. Sais, CFA
Fund Co-Manager

/s/ GARY J. MADICH, CFA
-------------------------
Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                       The One Group Government Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year        (2/8/93)
                      ------        --------
  Fiduciary            8.10%         5.52%

                                                      VALUE OF $10,000 INVESTMENT
                                                      ---------------------------
                                        SALOMON BROTHERS        LIPPER US
         MEASUREMENT PERIOD                 3-7 YEAR         GOVERNMENT BOND
        (FISCAL YEAR COVERED)            TREASURY INDEX        FUNDS INDEX         FIDUCIARY
        ---------------------            --------------        -----------         ---------
2/93                                          $10,000              $10,000           $10,000
6/93                                           10,275               10,289            10,351
6/94                                           10,174                9,973            10,068
6/95                                           11,275               11,028            11,281
6/96                                           11,790               11,440            11,710
6/97                                           12,623               12,256            12,800

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year        (3/5/93)
                      ------        --------
  Class A              7.83%         4.91%
  Class A*             2.98%         3.80%

* Reflects 4.50% Sales Charge.

                                                                VALUE OF $10,000 INVESTMENT
                                                                ---------------------------
                                        SALOMON BROTHERS       LIPPER US
         MEASUREMENT PERIOD                 3-7 YEAR        GOVERNMENT BOND
        (FISCAL YEAR COVERED)            TREASURY INDEX       FUNDS INDEX         CLASS A*           CLASS A
        ---------------------            --------------       -----------         --------           -------
3/93                                          $10,000             $10,000          $ 9,550           $10,000
6/93                                           10,237              10,252            9,713            10,171
6/94                                           10,136               9,937            9,406             9,849
6/95                                           11,233              10,989           10,519            11,015
6/96                                           11,746              11,399           10,896            11,410
6/97                                           12,576              12,212           11,749            12,350

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (1/14/94)
                      ------       ---------
  Class B              7.14%         4.52%
  Class B**            3.14%         3.77%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                      VALUE OF $10,000 INVESTMENT
                                                      ---------------------------
                                        SALOMON BROTHERS         LIPPER US
         MEASUREMENT PERIOD                 3-7 YEAR          GOVERNMENT BOND
        (FISCAL YEAR COVERED)            TREASURY INDEX         FUNDS INDEX         CLASS B**          CLASS B
        ---------------------            --------------         -----------         ---------          -------
1/94                                         $10,000              $10,000             $10,000          $10,000
6/94                                           9,560                9,377               9,501            9,501
6/95                                          10,595               10,369              10,566           10,566
6/96                                          11,079               10,757              10,877           10,877
6/97                                          11,862               11,524              11,364           11,654

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Government Bond Fund is measured against the Salomon Brothers 3 to 7 Year Treasury Index, an unmanaged index comprised of US Government agency and Treasury securities and agency mortgaged-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper US Government Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                         The One Group Income Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
For the year ended June 30, 1997, The One Group Income Bond Fund Fiduciary share class posted a total return of 8.10%. (For information on other share classes and performance comparisons to indexes, please see page 13.)

As interest rates in general declined slightly during the year, the Fund's 30-day SEC yield was down from 6.91% on June 30, 1996, to 6.70% on June 30, 1997 (Fiduciary share class). Nevertheless, the Fund's yield remained attractive primarily due to a slightly larger commitment to Yankee bonds, which are dollar-denominated securities from foreign issuers. These bonds typically offer higher yields than comparably-rated U.S.-issued securities.

In addition to Yankee bonds, the Fund focused on corporate bonds and mortgage pass-through securities, which also offered good yields. Also, yield spreads (the yield difference between corporate bonds and Treasury bonds) decreased during the year, causing prices on corporate bonds to rise. The resulting price appreciation combined with the attractive yields provided by all three sectors contributed to the Fund's strong total return.

STRATEGIES AND TACTICS
A primary strategy for the year was to maintain an average duration exposure of about 4.7 years, while improving yield. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) We purposely avoid making significant changes to the Fund's duration, as we believe it is risky to "make bets" on interest rate movements. Instead, we try to maintain a neutral duration and position the Fund to earn a relatively good rate of interest income.

This strategy worked well during the fiscal year, as the Fund was able to generate incremental return without taking on additional interest rate risk. In addition, the Fund enjoyed better price appreciation than generally was experienced in the bond market because of the Fund's greater exposure to the corporate bond sector. As interest rates declined, prices among corporate bonds appreciated more than others.

The Fund maintained a good quality profile during the fiscal year, with 44% of the Fund's assets invested in securities rated AAA, 5% in those rated AA, 23% in A-rated, and 28% in BBB- or non-rated securities. The Fund's overall quality rating was A at the end of the year.

On April 10, 1997, shareholders at a special meeting approved a change in the Fund's investment policy. (The shareholder votes were cast as follows:
58,519,425 in favor; 7,899,515 opposed; and 3,180,663 abstained.) In addition to investment-grade securities (those rated from AAA to BBB), the Fund now is able to invest up to 30% of its assets in securities rated BB or B. Our research shows that these securities, coupled with the steady cash flow distribution of investment-grade bonds, historically have produced good returns and relatively stable price trends in a variety of market conditions. Of course, while offering higher yields, lower-grade securities also contain greater risks. We plan to gradually introduce these securities to the Fund and to continue maintaining an overall credit-quality rating of A.

OUTLOOK
Looking toward the upcoming months, we don't expect to see too many changes in the economic or market environments. We believe that the economy should continue to grow at a decent pace, inflation should remain low and interest rates should remain fairly stable. Furthermore, the U.S. budget deficit is expected to decline.

This scenario should bode well for corporate bonds. We believe that corporate spreads should decline only slightly relative to Treasuries, so the primary component of total return again should be yield rather than price appreciation. The Fund will continue to seek a higher-than-average yield.


/s/ ROGER CRAIG
------------------------
Roger Craig
Fund Manager


/s/ GARY J. MADICH, CFA
------------------------
Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                         The One Group Income Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                                      (7/2/87)
                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Fiduciary       8.10%     6.37%       7.23%

                                                      VALUE OF $10,000 INVESTMENT
                                                      ---------------------------
                                                                LIPPER
                                                             INERTMEDIATE
                                                           INVESTMENT GRADE
         MEASUREMENT PERIOD             LEHMAN BROTHERS       BOND FUNDS
        (FISCAL YEAR COVERED)        AGGREGATE BOND INDEX        INDEX             FIDUCIARY
        ---------------------        --------------------        -----             ---------
7/87                                        $10,000             $10,000              $10,000
6/88                                         10,814              10,673               10,406
6/89                                         12,135              11,746               11,168
6/90                                         13,088              12,414               11,882
6/91                                         14,488              13,482               12,974
6/92                                         16,522              15,362               14,770
6/93                                         18,469              17,169               16,340
6/94                                         18,229              16,940               15,977
6/95                                         20,516              18,821               17,781
6/96                                         21,545              19,737               18,603
6/97                                         23,301              21,240               20,110

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (2/18/92)
                  ------    ------    ---------
  Class A         7.85%     6.14%       6.42%
  Class A*        2.99%     5.16%       5.51%

* Reflects 4.50% Sales Charge.

                                               VALUE OF $10,000 INVESTMENT
                                               ---------------------------
                                                                LIPPER
                                                             INTERMEDIATE
                                                           INVESTMENT GRADE
         MEASUREMENT PERIOD             LEHMAN BROTHERS       BOND FUNDS
        (FISCAL YEAR COVERED)        AGGREGATE BOND INDEX       INDEX              CLASS A*           CLASS A
        ---------------------        --------------------       -----              --------           -------
2/92                                         $10,000            $10,000             $ 9,550           $10,000
6/92                                          10,345             10,356               9,901            10,368
6/93                                          11,564             11,574              10,948            11,464
6/94                                          11,413             11,420              10,693            11,197
6/95                                          12,845             12,688              11,859            12,418
6/96                                          13,490             13,305              12,365            12,947
6/97                                          14,589             14,319              13,335            13,964

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (1/14/94)
                  ------    ------    ---------
  Class B         7.15%       NA        4.48%
  Class B**       3.15%       NA        3.73%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                      VALUE OF $10,000 INVESTMENT
                                                      ---------------------------
                                                                 LIPPER
                                                              INTERMEDIATE
                                                            INVESTMENT GRADE
         MEASUREMENT PERIOD        LEHMAN BROTHERS             BOND FUNDS
        (FISCAL YEAR COVERED)    AGGREGATE BOND INDEX            INDEX          CLASS B**           CLASS B
        ---------------------    --------------------            -----          ---------           -------
1/94                                     $10,000                $10,000            $10,000           $10,000
6/94                                       9,485                  9,488              9,471             9,471
6/95                                      10,675                 10,542             10,478            10,478
6/96                                      11,211                 11,055             10,860            10,860
6/97                                      12,124                 11,897             11,351            11,637

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Income Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of US Government, mortgage, corporate and asset-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Investment Grade Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                      The One Group Treasury & Agency Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
For the period from January 20, 1997 (the Fund's inception date), to June 30, 1997, The One Group Treasury and Agency Fund Fiduciary share class posted a total return of 2.78%. (For information on other share classes and performance comparisons to indexes, please see page 15.)

With interest rates fairly constant during the period, bond yields also remained relatively stable. On June 30, 1997, the Fund's 30-day SEC yield was 6.04% (Fiduciary share class).

Three factors--a slightly longer-than-market-average duration (3.0 years), tighter yield spreads and a relatively stable interest rate environment that benefited callable securities--worked together to generate the Fund's total return. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. Yield spreads refer to the yield differences between securities with similar maturities but different risk attributes.)

The bulk of the Fund's return came from interest income. Because interest rates didn't change much, prices also remained relatively stable. As a result, price appreciation only played a minor role in the Fund's total return.

STRATEGIES AND TACTICS
In the agency sector, we carefully selected securities that would increase the yield advantage that these instruments offered over Treasuries. We also invested in some callable agencies, but only after diligent analysis verified that they offered more-than-adequate compensation for the call feature. (Call feature refers to the bond issuer's ability to repay, or "call," the bond before the scheduled maturity date.)

Our efforts in the Treasury sector were focused on identifying the particular issues that offered the best potential total return. As such, we avoided newly-issued Treasuries because of their low total return potential and focused instead on Treasuries available in the secondary market.

OUTLOOK
In the months ahead, economic activity should have the largest impact on market rates, which, in turn, will determine whether the portfolio holdings increase or decrease in value. We believe that the current level of market yields is consistent with the moderate growth and inflation in the economy. Our outlook suggests that these conditions are likely to persist in the coming months. As a result, we expect yield fluctuations in the near term to be moderate.


/s/ SCOTT E. GRIMSHAW
-----------------------
Scott E. Grimshaw
Fund Manager


/s/ GARY J. MADICH, CFA
-----------------------
Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Treasury & Agency Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (4/30/88)
                  ------    ------    ---------
  Fiduciary       6.94%     6.05%       7.33%

                                                     VALUE OF $10,000 INVESTMENT
                                                     ---------------------------
                                        LEHMAN BROTHERS
         MEASUREMENT PERIOD               INTERMEDIATE
        (FISCAL YEAR COVERED)            TREASURY INDEX       LIPPER MIX         FIDUCIARY
        ---------------------            --------------       ----------         ---------
4/88                                         $10,000             $10,000           $10,000
6/88                                          10,113              10,113            10,101
6/89                                          11,129              11,129            11,006
6/90                                          11,978              11,968            11,827
6/91                                          13,230              13,022            12,932
6/92                                          14,934              14,263            14,271
6/93                                          16,447              15,218            15,217
6/94                                          16,416              15,404            15,463
6/95                                          18,011              16,541            17,205
6/96                                          18,890              17,399            17,898
6/97                                          20,187              18,425            19,139

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (4/30/88)
                  ------    ------    ---------
  Class A         6.79%     5.81%       7.08%
  Class A*        3.60%     5.16%       6.73%

* Reflects 3.00% Sales Charge.

                                                         VALUE OF $10,000 INVESTMENT
                                                         ---------------------------
                                  LEHMAN BROTHERS
         MEASUREMENT PERIOD         INTERMEDIATE
        (FISCAL YEAR COVERED)      TREASURY INDEX       LIPPER MIX          CLASS A*           CLASS A
        ---------------------      --------------       ----------          --------           -------
4/88                                  $10,000            $10,000             $ 9,700           $10,000
6/88                                   10,113             10,113               9,794            10,090
6/89                                   11,129             11,129              10,645            10,974
6/90                                   11,978             11,968              11,411            11,764
6/91                                   13,230             13,022              12,446            12,831
6/92                                   14,934             14,263              13,701            14,124
6/93                                   16,447             15,218              14,572            15,023
6/94                                   16,416             15,404              14,771            15,228
6/95                                   18,011             16,541              16,934            16,901
6/96                                   18,890             17,399              17,012            17,538
6/97                                   20,187             18,425              18,167            18,729

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (4/30/88)
                  ------    ------    ---------
  Class B         6.30%     5.29%       6.55%
  Class B**       2.30%     5.12%       6.55%

** Reflects Applicable Contingent Deferred Sales Charge.

                                                      VALUE OF $10,000 INVESTMENT
                                                      ---------------------------
                                        LEHMAN BROTHERS
         MEASUREMENT PERIOD               INTERMEDIATE
        (FISCAL YEAR COVERED)            TREASURY INDEX       LIPPER MIX         CLASS B**           CLASS B
        ---------------------            --------------       ----------         ---------           -------
4/88                                       $10,000              $10,000            $10,000           $10,000
6/88                                        10,113               10,113             10,089            10,089
6/89                                        11,129               11,129             10,910            10,910
6/90                                        11,978               11,968             11,638            11,638
6/91                                        13,230               13,022             12,630            12,630
6/92                                        14,934               14,263             13,835            13,835
6/93                                        16,447               15,218             14,642            14,642
6/94                                        16,416               15,404             14,768            14,768
6/95                                        18,011               16,541             16,310            16,310
6/96                                        18,890               17,399             16,840            16,840
6/97                                        20,187               18,425             17,901            17,901

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Treasury & Agency Collective Trust Fund for the period prior to the commencement of operations of the Treasury & Agency Fund on January 20, 1997, adjusted to reflect the deduction of fees and expenses (absent any waivers) applicable to the Fiduciary, Class A and Class B shares of the Treasury & Agency Fund. The Treasury & Agency Collective Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Treasury & Agency Collective Trust Fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Treasury & Agency Fund is measured against the Lehman Brothers Intermediate Treasury Index, an unmanaged index comprised of US Treasury-issued securities with maturities of one to ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Mix for all the classes consists of the average monthly returns of the Lipper Intermediate Treasury Bond Funds Index from April 1988 through December 1989. Thereafter, the data are from the Lipper Short US Government Bond Funds Index which corresponds with the initiation of the Index on January 1, 1989. The Lipper Indices consist of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
ASSET BACKED SECURITIES (6.7%):
 $ 4,053     NAL, Series 96-4, 6.90%,
               12/15/00(b)......................   $  4,030
     810     Case Equipment Loan Trust, Series
               1996-B, A2, 6.25%,
               9/15/03..........................        814
   5,000     MBNA Master Credit Card Trust,
               Series 1997-E, Class B, 6.10%,
               9/15/04*.........................      4,984
                                                   --------
Total Asset Backed Securities                         9,828
                                                   --------
COMMERCIAL PAPER (7.3%):
   5,600     Columbus Southern Power, 5.80%,
               7/14/97..........................      5,588
   5,100     Comdisco, 5.85%, 7/23/97...........      5,082
                                                   --------
Total Commercial Paper                               10,670
                                                   --------
CORPORATE BONDS (0.7%):
                     Yankee & Eurodollar (0.7%):
   1,000     United Mexican States, 7.88%,
               8/6/01*..........................      1,001
                                                   --------
Total Corporate Bonds                                 1,001
                                                   --------
OTHER MORTGAGE BACKED SECURITIES (12.1%):
     983     BHN, Series 1997-1, Class A1,
               7.14%, 3/25/11*..................        984
   1,570     Chemical Mortgage Acceptance Corp.,
               1988-2, Class A, 7.52%,
               5/25/18*.........................      1,615
   3,263     Glendale Federal Bank, Series
               1990-1, Class A, 7.33%,
               10/25/29*........................      3,335
   3,241     Morgan Stanley Capital Issue,
               Series 97-C1, Class A2, 6.08%,
               8/15/06*.........................      3,239
   2,000     Nomura Mortgage Capital Corp.,
               Series 1990-1 H, 7.00%,
               6/17/20..........................      2,010
   1,000     Prudential Home Mortgage
               Securities, Series 1992-45, Class
               A4, 6.50%, 1/25/00...............      1,002
     461     Ryland Mortgage Securities Corp.,
               Series 1991-7, Class A1, 6.84%,
               6/25/21*.........................        461
   1,752     Sears Mortgage Securities Corp.
               Services, Series 1992-18, Class
               A3, 7.69%, 9/25/22*..............      1,787
   2,000     Structured Asset Securities Corp.,
               Series 1996-C1, Class C, 5.97%,
               11/15/26, 144A...................      2,000
   1,284     Structured Asset Securities Corp.,
               Series 97-1, 6.76%, 2/25/27*.....      1,298
                                                   --------
Total Other Mortgage Backed Securities               17,731
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (72.9%):
Federal Home Loan Mortgage Corp. (14.1%):
   2,820     6.00%, 10/1/00, Gold Pool
               #G50424..........................      2,791
   1,050     7.50%, 7/15/16, CMO, Series 1106,
               Class E..........................      1,069

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $ 2,589     7.87%, 5/1/18, Pool #840160, 1 Year
               CMT ARM(b)*......................   $  2,710
     572     6.74%, 12/1/21, Pool #645083, 1
               Year CMT ARM*....................        580
   4,894     6.20%, 12/15/23, Series 1637 LG,
               CMO*.............................      4,811
   3,142     9.00%, 9/1/25, Gold #C00387........      3,333
   5,406     6.45%, 6/1/26, Pool #785586, 1 Year
               CMT ARM(b)*......................      5,366
                                                   --------
                                                     20,660
                                                   --------
Federal National Mortgage Assoc. (45.1%):
     725     7.00%, 3/25/98, Series 1993-112 EA,
               CMO..............................        725
     399     6.50%, 11/1/03, Pool #44174........        399
   1,119     6.63%, 3/1/17, Pool #47109, 1 Year
               CMT ARM*.........................      1,137
   1,843     7.30%, 5/1/18, Pool #075505,
               6 Month T-Bill ARM*..............      1,900
     554     6.74%, 6/1/18, Pool #70793, 6 Month
               T-Bill ARM.......................        573
   2,491     7.50%, 1/1/20, Pool #90031, 1 Year
               CMT ARM*.........................      2,588
   1,828     6.25%, 1/25/20, Series 1993-102G,
               CMO..............................      1,797
   6,486     7.55%, 7/1/20, Pool #133558, 1 Year
               CMT ARM*(b)......................      6,736
   3,198     7.31%, 12/1/20, Pool #116590, 1
               Year CMT ARM*....................      3,308
   3,457     6.51%, 12/25/20, Series 1990-145,
               Class A, CMO(b)..................      3,460
   1,857     7.31%, 4/1/21, Pool #70983, 1 Year
               CMT ARM*.........................      1,928
   1,424     9.00%, 8/1/21, Pool #348983........      1,487
   1,197     7.95%, 11/1/21, Pool #124510, 1
               Year CMT ARM*....................      1,258
     472     8.00%, 11/1/22, Pool #193013, 1
               Year CMT ARM*....................        489
   3,159     7.14%, 3/1/23, Pool #202670,
               6 Month CD ARM*..................      3,298
   1,876     7.61%, 11/1/23, Pool #241828,
               6 Month CD ARM*..................      1,977
     651     8.50%, 7/1/24, Pool #342036........        676
   1,563     8.50%, 10/1/24, Pool #345876.......      1,623
   1,812     9.00%, 4/1/25, Pool #370122........      1,894
   3,567     6.22%, 7/1/25, Pool #326092, 1 Year
               CMT ARM*.........................      3,683
   2,087     9.00%, 8/1/25, Pool #361354........      2,181
   3,273     5.73% 11/1/26, Pool #363030, 1 Year
               CMT ARM*.........................      3,343
      57     6.00%, 2/20/27, Pool #80045........         57

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ultra Short-Term Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
 $ 4,761     6.32%, 3/18/27, Series 1997-7 FB,
               CMO*.............................   $  4,777
   4,810     7.24%, 7/1/27, Pool #70179, 1 Year
               CMT ARM*.........................      4,984
   4,828     6.01%, 3/15/27, Pool #67694, COFI
               ARM*.............................      4,773
   5,139     7.63%, 1/1/31, Pool #124945, 1 Year
               CMT ARM*(b)......................      5,390
                                                   --------
                                                     66,441
                                                   --------
Government National Mortgage Assoc. (13.7%):
   2,461     9.00% 11/15/24, Pool #780029.......      2,641
   3,263     6.50%, 7/20/26, Pool #8927, 1 Year
               CMT ARM*.........................      3,341

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $ 5,000     6.50%, 1 Year CMT ARM, TBA.........   $  5,058
   9,000     6.00%, 1 Year CMT ARM, TBA.........      9,011
                                                   --------
                                                     20,051
                                                   --------
   Total U.S. Government Agency Mortgages           107,152
                                                   --------
REPURCHASE AGREEMENTS (11.8%):
  17,390     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $17,802
               various U.S. Government
               Securities,
               5.75%-6.00%, 6/30/99-10/31/00,
               market value $17,738)............     17,390
                                                   --------
    Total Repurchase Agreements                      17,390
                                                   --------
Total (Cost--$163,219) (a)                         $163,772
                                                   ========

------------

Percentages indicated are based on net assets of $146,874.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                  Unrealized appreciation..................................................   $  700
                  Unrealized depreciation..................................................     (147)
                                                                                              ------
                  Net unrealized appreciation..............................................   $  553
                                                                                              ======

(b) Serves as collateral for futures contracts.

* Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

At June 30, 1997, the Portfolio's open futures contracts were as follows:

                                                                                 CURRENT
                                                                     OPENING     MARKET
                    # OF                                            POSITIONS     VALUE
                  CONTRACTS              CONTRACT TYPE                (000)       (000)
                  ---------    ----------------------------------   ---------    -------
                               SHORT CONTRACTS
                    35         U.S. 5 Year Note September, 1997      $ 3,704      $3,706
                    80         U.S. 2 Year Note September, 1997       16,458      16,481
                                                                    ---------    -------
                                                                     $20,162     $20,187
                                                                    ========     =======

ARM  Adjustable Rate Mortgage
CD  Certificate of Deposit
CMO  Collateralized Mortgage Obligation
CMT  Collateralized Mortgage Trust
COFI  Cost of Funds Index
TBA  To be announced

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
ASSET BACKED SECURITIES (17.6%):
 $ 3,749     Bay View Auto Trust, Series 97-RA1,
               Class A1, 6.29%, 12/15/01........   $  3,751
   9,171     Case Equipment Loan Trust, 96-A,
               Class A2, 5.50%, 2/15/03.........      9,109
   1,262     CIT Group Securitization Corp.,
               Series 1995-1, Class A1, 7.70%,
               8/15/20..........................      1,276
   4,986     Consumer Portfolio Services, Series
               1997-2 A, 6.65%,
               10/15/02.........................      5,003
   4,332     Countrywide Asset-Backed
               Certificate, 6.53%, 2/25/14......      4,331
   6,938     DVI Equipment Receivables Trust,
               Series 1997-A, Class A, 6.45%,
               1/15/04..........................      6,944
   2,887     EQCC Home Equity Loan Trust,
               1996-3, Class A3, 6.20%,
               7/15/05..........................      2,892
   7,889     Fifth Third Auto Grantor Trust,
               1996-A, Class A, 6.20%,
               9/15/01..........................      7,916
   6,490     Fifth Third Auto Grantor Trust,
               1996-B, Class A, 6.45% 3/15/02...      6,535
   5,000     Ford Motor Credit Auto Loan Master,
               1995-1, Class A, 6.50%,
               8/15/02..........................      4,997
   6,500     Metris Mastertrust, 7.11%,
               10/1/05..........................      6,547
   4,053     NAL, Series 96-4, 6.90%,
               12/15/00.........................      4,030
   7,000     National Premier Funding, Series
               1995-6, 7.00%, 6/1/99............      7,024
   5,225     Navistar Financial Corp Owner
               Trust, 1996-B, Class A2, 5.93%,
               11/20/99.........................      5,234
  14,280     Newcourt Receivables Trust, 1996-3,
               Class A, 6.24%, 12/20/04.........     14,254
  11,375     Olympic Automobile Receivables
               Trust, 1996-D, Class A2, 5.75%,
               4/15/00..........................     11,365
   1,810     Union Federal Savings Bank Trust,
               Series 1993-C, 4.88%, 2/15/00....      1,797
     969     Union Federal Savings Bank Trust,
               Series 1994 A A, 5.08%,
               5/15/00..........................        964
                                                   --------
  Total Asset Backed Securities                     103,969
                                                   --------
CORPORATE BONDS (12.5%):
Banking (0.8%):
   5,000     Shinhan Bank, 7.25%, 6/26/02,
               144A.............................      4,971
                                                   --------
Banking, Finance & Insurance (8.5%):
   3,000     Avco Financial Services, 7.25%,
               7/15/99..........................      3,056
   7,000     Ford Motor Credit Corp., 8.38%,
               1/15/00..........................      7,306
   7,000     Goldman Sachs Group, 7.80%,
               7/15/02, 144A....................      7,280
  10,000     Greenwich Capital, 7.04%, 12/13/99,
               Private Placement................      9,983

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 4,500     Lehman Brothers Holdings, Inc.,
               8.88%, 11/1/98...................   $  4,651
   5,000     Lehman Brothers, Inc., 7.63%,
               8/1/98...........................      5,076
   3,000     Lehman Brothers, Inc., 10.00%,
               5/15/99..........................      3,184
   4,000     Lehman Brothers, Inc., 9.88%,
               10/15/00.........................      4,355
   5,000     Visa International, 6.72%, 2/4/02,
               144A.............................      4,970
                                                   --------
                                                     49,861
                                                   --------
Industrial Goods & Services (3.2%):
   2,000     Columbia Pictures Entertainment,
               Inc., 9.88%, 2/1/98..............      2,036
   5,000     General Motors Corp., 9.63%,
               12/1/00..........................      5,450
   1,000     IBM, 6.38%, 11/1/97................      1,002
   5,000     Sears Robuck Co., 6.69%, 8/13/01...      4,981
   5,000     SK Telecom, 7.75%, 4/29/04.........      5,088
                                                   --------
                                                     18,557
                                                   --------
Total Corporate Bonds                                73,389
                                                   --------
OTHER MORTGAGE BACKED SECURITIES (2.6%):
   5,150     Evans Withycombe Finance Trust,
               Series 1, Class A1, 7.98%,
               8/1/01...........................      5,364
   5,000     Nomura Mortgage Capital Corp.,
               Series 90-1, Class H, 7.00%,
               6/17/20..........................      5,025
   4,745     Prudential Home Mortgage
               Securities, Series 93-17, Class
               A1, 6.50%,
               5/25/00..........................      4,693
                                                   --------
 Total Other Mortgage Backed Securities              15,082
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (37.6%):
Federal Home Loan Mortgage Corp. (16.4%):
   2,043     6.50%, 1/1/01, Pool #M8038.........      2,019
  10,090     6.50%, 5/1/02, Pool #G50444........     10,056
     386     9.00%, 12/1/05, Pool #G00005.......        402
     377     9.00%, 1/1/06, Pool #G00012........        392
     739     8.00%, 10/1/06, Pool #G00052.......        760
   2,354     7.00%, 3/1/07, Pool #G34594........      2,352
   2,885     7.50%, 4/1/07, Pool #G00084........      2,930
   2,139     7.00%, 4/1/07, Pool #G00087........      2,137
   3,511     7.50%, 11/1/07, Pool #E00165.......      3,564
   5,166     8.50%, 2/1/08, Gold Pool #10133....      5,344
   2,292     7.00%, 12/1/08, Pool #E20065.......      2,299
   2,736     8.00%, 1/1/10, Pool #G00355........      2,814
   8,058     8.00%, 2/1/10, Pool #G10328........      8,290
  10,028     7.00%, 10/1/10, Gold Pool
               #E61709..........................     10,075
  13,727     7.00%, 5/1/11, Pool #E20241........     13,732
  10,000     5.25%, 9/15/15, REMIC/CMO, Series
               1638, Class BC...................      9,904

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
 $13,209     8.25%, 12/15/16, REMIC/CMO, Series
               1770, Class PD...................   $ 13,604
   1,524     7.25%, 4/15/18, Series 1254 F,
               CMO..............................      1,523
   4,834     6.68%, 10/1/26, Pool #785652.......      4,907
                                                   --------
                                                     97,104
                                                   --------
Federal National Mortgage Assoc. (12.7%):
  10,000     5.64%, 2/20/01, Callable 2/20/98
               @100.............................      9,737
  15,659     7.00%, 7/17/05, Series 97-26 Gd....     15,801
     228     9.00%, 9/1/05, Pool #50340.........        238
  22,178     6.60%, 10/18/05, 97-26 B...........     22,053
     235     9.00%, 11/1/05, Pool #50361........        245
     258     8.50%, 4/1/06, Pool #116875........        267
   7,593     7.00%, 6/1/10, Pool #315928........      7,621
   6,639     6.50%, 9/1/10, Pool #325479........      6,535
   5,228     6.50%, 10/1/10, Pool #250377.......      5,146
   3,310     7.00%, 11/1/10, Pool #250387.......      3,323
   4,044     7.50%, 2/1/11, Pool #303755........      4,105
     173     6.00%, 9/25/18, REMIC/CMO, Series
               1989-94, Class E.................        172
                                                   --------
                                                     75,243
                                                   --------
Government National Mortgage Assoc. (3.6%):
       4     8.00%, 2/15/02, Pool #192917.......          4
      22     8.00%, 3/15/02, Pool #209172.......         23
       5     9.00%, 6/15/02, Pool #229311.......          5
      79     9.00%, 10/15/02, Pool #229569......         83
      16     8.00%, 6/15/05, Pool #28827........         16
      12     9.00%, 9/15/05, Pool #292569.......         13
      69     9.00%, 10/15/05, Pool #292589......         72
      16     8.00%, 5/15/06, Pool #303851.......         17
       7     8.00%, 7/15/06, Pool #307231.......          7
      46     8.00%, 8/15/06, Pool #311166.......         48
      41     8.00%, 9/15/06, Pool #311301.......         42
     338     8.00%, 10/15/06, Pool #316915......        349
     436     8.00%, 11/15/06, Pool #312210......        450
     154     8.00%, 11/15/06, Pool #316671......        159
      94     8.00%, 11/15/06, Pool #315078......         97
      44     8.00%, 11/15/06, Pool #311131......         46
     296     8.00%, 11/15/06, Pool #313528......        305
     207     8.00%, 12/15/06, Pool #311384......        214
     170     8.00%, 1/15/07, Pool #317663.......        175
     362     8.00%, 2/15/07, Pool #316086.......        374
      76     8.00%, 3/15/07, Pool #178684.......         79
     200     8.00%, 3/15/07, Pool #318825.......        207
     180     8.00%, 4/15/07, Pool #316441.......        186
  13,068     6.00%, 11/20/25, Pool #8746 ARM*...     13,363
   4,516     7.00%, 1/20/26, Pool #8790.........      4,621
                                                   --------
                                                     20,955
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
U.S. Government Agencies (4.9%):
 $ 4,000     Student Loan Marketing Association,
               6.34%, 8/12/99, Callable 8/12/97
               @100.............................   $  3,997
   4,000     Student Loan Marketing Association,
               6.29%, 10/20/99..................      3,995
  20,000     Tennessee Valley Authority, 8.38%,
               10/1/99 (b)......................     20,875
                                                   --------
                                                     28,867
                                                   --------
Total U.S. Government Agency Mortgages              222,169
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (14.2%):
Federal Farm Credit Bank (0.3%):
   1,735     5.31%, 5/26/98.....................      1,728
                                                   --------
Federal Home Loan Bank (6.4%):
   4,000     6.60%, 4/13/99.....................      4,033
  17,000     5.58%, 2/23/01 (b).................     16,514
  10,000     7.78%, 10/19/01....................     10,468
   6,672     7.02%, 10/1/26, Pool #785674 ARM*..      6,801
                                                   --------
                                                     37,816
                                                   --------
Federal National Mortgage Assoc. (7.5%):
   3,000     8.20%, 3/10/98.....................      3,047
   2,000     5.30%, 3/11/98.....................      1,995
   3,600     6.90%, 3/27/98.....................      3,629
   4,000     5.35%, 4/1/98......................      3,988
  22,000     5.72%, 3/8/01 (b)..................     21,471
  10,000     6.16%, 3/29/01.....................      9,894
                                                   --------
                                                     44,024
                                                   --------
Total U.S. Government Agency Securities              83,568
                                                   --------
U.S. TREASURY OBLIGATIONS (13.1%):
U.S. Treasury Notes (3.5%):
   5,000     7.75%, 1/31/00 (b).................      5,183
   3,500     8.50%, 2/15/00.....................      3,690
   1,000     8.88%, 5/15/00 (b).................      1,069
   3,000     6.25%, 5/31/00 (b).................      3,002
   2,500     6.13%, 9/30/00.....................      2,490
   5,000     6.63%, 6/30/01 (b).................      5,049
                                                   --------
                                                     20,483
                                                   --------
U.S. Treasury Strips (9.6%):
   7,000     2/15/99............................      6,360
  10,000     2/15/00 (b)........................      8,520
  25,000     11/15/01 (b).......................     18,988
  15,000     11/15/01 (b).......................     11,413
  18,000     11/15/04...........................     11,184
                                                   --------
                                                     56,465
                                                   --------
Total U.S. Treasury Obligations                      76,948
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Limited Volatility Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
YANKEE & EURODOLLAR (0.9%):
 $ 5,000     Peoples Republic of China, 7.38%,
               7/3/01...........................   $  5,088
                                                   --------
 Total Yankee & Eurodollar                            5,088
                                                   --------
REPURCHASE AGREEMENTS (1.0%):
   5,742     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $5,885
               U.S. Treasury Notes, 5.75%,
               10/31/00, market value $5,857)...      5,742
                                                   --------
 Total Repurchase Agreements                          5,742
                                                   --------
Total (Cost--$581,508) (a)                         $585,955
                                                   ========

------------

Percentages indicated are based on net assets of $588,954.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $5,275
                  Unrealized depreciation..................................................     (828)
                                                                                              ------
                  Net unrealized appreciation..............................................   $4,447
                                                                                              ======

(b) A portion of this security was loaned as of June 30, 1997.

* Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

ARM    Adjustable Rate Mortgage
CMO    Collateralized Mortgage Obligation
REMIC  Real Estate Mortgage Investment Conduit

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
ASSET BACKED SECURITIES (8.4%):
 $ 2,081     Advanta Mortgage Loan Trust, Series
               1994-4, Class A1, 8.55%,
               11/25/12.........................   $  2,105
   3,636     Aircraft Lease Portfolio
               Securitization Ltd., Series 94-1,
               Class A2, 7.15%, 9/15/04.........      3,683
   1,968     BHN, Series 1997-1, Class A2,
               7.92%, 7/25/09...................      1,984
   2,887     EQCC Home Equity Loan Trust,
               1996-3, Class A3, 6.20%,
               7/15/05..........................      2,892
   6,000     EQCC Home Equity Loan Trust, Series
               1996-4, Class A6, 6.88%,
               7/15/14..........................      5,980
   4,000     Ford Motor Credit Auto Loan Master,
               1995-1, Class A, 6.50%,
               8/15/02..........................      3,998
   4,000     NAL 97-2, Class A, 7.75%,
               12/15/02.........................      3,996
   6,080     NAL, Series 96-4, 6.90%,
               12/15/00.........................      6,045
   4,000     Team Fleet Financing Corp., Series
               97-1, Class A, 7.35%, 5/15/03....      4,058
   1,115     UCFC Home Equity Loan, Series
               1994-A, Class A2, 5.53%,
               5/10/09..........................      1,113
   3,741     Union Acceptance Corp., Series
               1995-D, 6.03%, 1/7/03............      3,738
     801     Union Federal Savings Bank Trust,
               6.43%, 7/10/00...................        803
   6,000     World Financial Network Credit
               Card, Series 96-1, Class A,
               6.70%, 2/15/04...................      6,033
                                                   --------
Total Asset Backed Securities                        46,428
                                                   --------
COMMERCIAL PAPER (1.8%):
Banking, Finance & Insurance (1.8%):
  10,000     Nissan Capital America, 5.81%,
               7/21/97..........................      9,966
                                                   --------
Total Commercial Paper                                9,966
                                                   --------
CORPORATE BONDS (17.7%):
            Banking, Finance & Insurance (8.1%):
   5,000     Bankers' Trust, 7.25%, 1/15/03.....      5,063
   3,000     First Hawaiian, Inc., 6.25%,
               8/15/00..........................      2,963
   1,000     Ford Motor Credit Corp., 6.63%,
               6/30/03..........................        990
  10,000     Goldman Sachs Group, 6.38%,
               6/15/00..........................      9,923
   5,000     Greenwich Capital, 7.04%, 12/13/99,
               Private Placement................      4,991
   5,000     Lehman Brothers Holdings, 8.88%,
               3/1/02...........................      5,363
   3,000     Lehman Brothers Holdings, Inc.,
               7.25%, 4/15/03...................      3,019
   3,000     Lehman Brothers, Inc., 9.88%,
               10/15/00.........................      3,266

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
CORPORATE BONDS, CONTINUED:
 $ 4,000     Liberty Mutual Insurance, 8.20%,
               5/4/07...........................   $  4,235
   5,000     Metropolitan Life, 7.70%,
               11/1/15..........................      4,975
                                                   --------
                                                     44,788
                                                   --------
Industrial Goods & Services (2.7%):
   2,000     Dayton Hudson Corp., 7.50%,
               3/1/99...........................      2,038
   5,000     Excel Paralubes Funding, 7.13%,
               11/1/11..........................      4,974
   2,419     Kern River Fund, 6.42%,
               3/31/01 (b)......................      2,390
   2,000     Limited, Inc., 8.88%, 8/15/99......      2,085
     600     Lockheed Martin Corp., 9.38%,
               10/15/99.........................        638
   2,500     Union Oil Co., 7.24%, 4/1/99.......      2,541
                                                   --------
                                                     14,666
                                                   --------
Real Estate (1.3%):
   2,000     Colonial Realty Properties, 7.50%,
               7/15/01..........................      2,018
   5,000     Meditrust, 7.60%, 7/15/01..........      5,050
                                                   --------
                                                      7,068
                                                   --------
Utilities (0.5%):
   3,000     D.R. Investments, 7.10%, 5/15/02...      3,023
                                                   --------
Yankee & Eurodollar (5.1%):
   2,000     Dao Heng Bank, 7.75%, 1/24/07,
               144A.............................      2,005
   2,000     Hanson Overseas, 6.75%, 9/15/05....      1,958
   5,000     Kingdom of Thailand, 7.75%,
               4/15/07 (b)......................      5,113
     500     Nippon Telephone & Telegraph,
               9.50%, 7/27/98...................        518
   4,000     Peoples Republic of China, 6.63%,
               1/15/03 (b)......................      3,920
   3,000     Ras Laffan Gas, 7.63%, 9/15/06,
               144A.............................      3,056
   5,000     Samsung Electronics, 8.50%,
               11/1/02..........................      5,275
   6,000     United Mexican States, 7.88%,
               8/6/01*..........................      6,006
                                                   --------
                                                     27,851
                                                   --------
Total Corporate Bonds                                97,396
                                                   --------
OTHER MORTGAGE BACKED SECURITIES (5.5%):
   4,000     Equitable, Series 174, Class A1,
               7.24%, 5/15/06, Private
               Placement........................      4,076
   3,413     Independent National Mortgage
               Corp., Series 1995-S, Class A1,
               7.10%, 1/15/26...................      3,416
   2,000     J.P. Morgan & Co., Inc., Series
               1997, Class C4, 7.47%,
               12/26/28.........................      2,043

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
OTHER MORTGAGE BACKED SECURITIES, CONTINUED:
 $ 6,000     Kidder Peabody Acceptance Corp.,
               Series 1994-C2, Class A, 7.18%,
               10/1/05..........................   $  6,096
   2,000     Merrill Lynch Mortgage, Series
               1996-C2, Class B, 6.96%,
               11/21/28.........................      1,976
      58     Morgan Stanley Mortgage Trust,
               Series Y, Class 3, 8.95%,
               3/1/16...........................         59
   4,000     Mortgage Capital Funding Inc.,
               Series 1996-MC2, Class A3, 7.08%,
               9/20/06..........................      3,986
   3,601     Prudential Home Mortgage
               Securities, 6.50%, 5/25/00.......      3,561
   5,250     Wells Fargo Capital Markets, Series
               96-1, Class A1, 6.56%,
               12/29/05.........................      5,171
                                                   --------
   Total Other Mortgage Backed Securities            30,384
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (35.5%):
Federal Home Loan Mortgage Corp. (12.0%):
   2,000     7.00%, 6/15/06, Series #1457-PH,
               CMO..............................      1,977
      62     8.00%, 4/1/07, Pool #160022........         64
   1,016     7.50%, 8/1/08, Gold Pool #G10117...      1,032
   9,063     6.00%, 12/15/08, Series 1624,
               CMO..............................      8,233
   2,141     8.50%, 1/1/10, Gold Pool #E00356...      2,215
   4,390     8.50%, 1/1/10, Gold Pool #G10305...      4,541
     248     7.00%, 8/1/10, Gold Pool #E20187...        249
   3,877     7.00%, 9/1/10, Gold Pool #E00393...      3,889
   3,695     7.50%, 7/1/11, Gold Pool #E20253...      3,752
     305     7.25%, 4/15/18, Series 1254 F,
               CMO..............................        305
   8,000     8.00%, 2/15/20, Gold Series
               #1770-PE, CMO....................      8,253
   3,000     6.00%, 4/15/20, Series #1534-F,
               CMO..............................      2,918
     690     8.00%, 7/1/20, Gold Pool #A01047...        714
   3,000     6.50%, 10/15/21, Series #1590-GA,
               CMO..............................      2,937
      32     7.00%, 4/1/22, Pool #D17544........         32
   2,987     8.00%, 8/1/24, Pool #G00245........      3,068
   2,872     8.00%, 11/1/24, Gold Pool
               #C00376..........................      2,950
   4,270     7.50%, 8/1/25, Gold Pool #C00414...      4,294
   3,803     7.00%, 4/1/26, Pool #C00452........      3,739
   4,184     6.98%, 7/1/26, Pool #785618........      4,171
   7,038     7.50%, 1/15/27, Series 1927, CMO...      7,046
                                                   --------
                                                     66,379
                                                   --------
Federal National Mortgage Assoc. (8.3%):
      13     6.50%, 12/1/02, Pool #6345.........         13
   1,849     8.00%, 9/25/04, Series 1991-155G...      1,890
   2,000     6.75%, 12/25/04, Series 1993-6C,
               CMO..............................      2,003
     767     7.00%, 1/1/07, Pool #145771........        765

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
 $   424     7.50%, 11/1/09, Pool #158..........   $    428
   2,863     7.00%, 6/1/10, Pool #312903........      2,874
   4,710     6.50%, 12/1/10, Pool #322598.......      4,623
   1,866     6.50%, 4/1/11, Pool #337903........      1,832
     270     7.50%, 5/1/14, Pool #57930.........        274
     156     7.00%, 4/1/17, Pool #44696.........        155
     680     7.95%, 8/25/19, Series 1990-14,
               CMO..............................        691
     117     8.00%, 3/1/21, Pool #70825.........        121
   3,331     7.50%, 11/1/22, Pool #189190.......      3,351
   2,303     8.00%, 5/1/24, Pool #250066........      2,363
   4,683     8.50%, 7/1/24, Pool #250103........      4,876
   2,872     7.50%, 10/1/24, Pool #303031.......      2,889
   1,140     8.50%, 5/1/25, Pool #308499........      1,186
     893     7.50%, 5/1/25, Pool #311810........        897
     337     7.50%, 5/1/25, Pool #293928........        338
   1,679     8.50%, 6/1/25, Pool #315277........      1,746
   3,568     7.00%, 7/1/25, Pool #312931........      3,506
   3,574     7.00%, 7/1/25, Pool #290387........      3,512
   5,412     7.13%, 6/1/26, Pool #341503........      5,473
                                                   --------
                                                     45,806
                                                   --------
Government National Mortgage Assoc. (15.2%):
       2     10.50%, 2/15/98, Pool #59539.......          2
       4     10.50%, 7/15/98, Pool #069629......          4
       8     11.00%, 9/15/98, Pool #101670......          8
       1     10.50%, 9/15/98, Pool #103573......          1
       9     11.00%, 6/15/99, Pool #110948......          9
       6     11.00%, 3/15/00, Pool #123750......          6
       7     10.00%, 12/15/00, Pool #136214.....          7
      59     10.00%, 1/15/01, Pool #145167......         63
      58     10.00%, 1/15/01, Pool #145328......         61
      19     9.00%, 6/15/01, Pool #166985.......         20
       6     9.00%, 6/15/01, Pool #161443.......          6
       2     9.00%, 6/15/01, Pool #164431.......          2
       6     8.50%, 6/15/01, Pool #162447.......          6
      56     8.50%, 6/15/01, Pool #137056.......         58
      14     9.00%, 7/15/01, Pool #155822.......         15
      52     9.00%, 8/15/01, Pool #173460.......         55
      68     8.50%, 8/15/01, Pool #164207.......         71
       8     9.00%, 9/15/01, Pool #177121.......          8
       5     9.00%, 10/15/01, Pool #177634......          5
      82     9.00%, 10/15/01, Pool #179852......         85
       8     9.00%, 10/15/01, Pool #185596......          9
      11     9.00%, 11/15/01, Pool #174365......         12
     101     9.00%, 11/15/01, Pool #191819......        106
       4     8.50%, 11/15/01, Pool #183462......          4
      53     8.50%, 12/15/01, Pool #199182......         55
      49     8.50%, 12/15/01, Pool #199837......         51
      13     8.50%, 12/15/01, Pool #182959......         13
      13     9.00%, 1/15/02, Pool #205001.......         14
      76     8.00%, 3/15/02, Pool #205933.......         78

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $    57     8.00%, 3/15/02, Pool #210065.......   $     59
      60     8.50%, 5/15/02, Pool #213776.......         62
      70     8.00%, 5/15/02, Pool #180296.......         72
      38     8.00%, 5/15/02, Pool #203042.......         39
      46     9.00%, 8/15/02, Pool #232424.......         48
      74     9.00%, 10/15/02, Pool #246307......         78
      12     9.00%, 11/15/02, Pool #235553......         12
       8     9.00%, 6/15/03, Pool #247863.......          9
      48     8.50%, 9/15/04, Pool #274390.......         49
     100     9.00%, 10/15/04, Pool #281655......        105
      69     9.00%, 10/15/04, Pool #229506......         72
      64     8.50%, 10/15/04, Pool #277469......         66
     101     8.50%, 11/15/04, Pool #253471......        105
      89     9.00%, 5/15/05, Pool #288771.......         94
      34     9.00%, 6/15/05, Pool #283904.......         35
     126     9.00%, 8/15/05, Pool #297031.......        132
      68     9.50%, 10/15/05, Pool #291846......         72
      15     9.00%, 10/15/05, Pool #292589......         16
      52     9.00%, 11/15/05, Pool #299161......         54
      87     9.00%, 11/15/05, Pool #292610......         91
      72     9.00%, 12/15/05, Pool #299569......         76
      93     8.50%, 4/15/06, Pool #307487.......         97
      31     8.00%, 10/15/06, Pool #11503.......         32
      90     8.00%, 1/15/07, Pool #14709........         93
      28     7.50%, 4/15/07, Pool #16991........         28
     270     7.50%, 5/15/07, Pool #329528.......        276
      78     7.50%, 7/15/07, Pool #17316........         79
      22     9.00%, 1/15/09, Pool #26076........         24
     129     9.00%, 4/15/09, Pool #30352........        138
      99     8.00%, 5/15/09, Pool #385676.......        103
   4,777     6.50%, 7/15/09, Pool #780316.......      4,739
      25     8.00%, 8/15/09, Pool #372143.......         26
      39     9.50%, 10/15/09, Pool #36582.......         42
     624     8.00%, 10/15/09, Pool #380639......        644
      12     11.00%, 2/15/10, Pool #38993.......         14
   1,527     7.50%, 2/15/12, Pool# 393363.......      1,556
   1,473     7.50%, 3/15/12, Pool #441145.......      1,500
   1,953     7.50%, 3/15/12, Pool #399163.......      1,989
       5     12.00%, 1/15/15, Pool #112920......          6
      78     9.00%, 8/15/16, Pool #164502.......         83
      43     9.50%, 9/15/16, Pool #158201.......         47
      20     9.00%, 9/15/16, Pool #175362.......         21
      23     9.00%, 9/15/16, Pool #168987.......         25
      57     9.00%, 9/15/16, Pool #179044.......         62
      65     9.00%, 12/15/16, Pool #198652......         69
      60     9.50%, 1/15/17, Pool #185619.......         65
     165     8.50%, 1/15/17, Pool #203625.......        174
      39     9.00%, 3/15/17, Pool #180330.......         42
       9     8.50%, 3/15/17, Pool #196700.......         10
     214     8.50%, 5/15/17, Pool #217536.......        226
      10     8.50%, 6/15/17, Pool #188545.......         11


PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $ 2,815     8.50%, 11/15/17, Pool #780086......   $  2,936
     195     9.00%, 7/15/18, Pool #226769.......        209
      10     9.50%, 9/15/18, Pool #258627.......         11
      42     9.50%, 12/15/18, Pool #229531......         46
      56     9.50%, 10/15/19, Pool #279630......         61
      77     9.00%, 11/15/19, Pool #279649......         83
     138     9.50%, 2/15/20, Pool #281655.......        150
      49     9.00%, 2/15/20, Pool #286315.......         53
      68     9.50%, 9/15/20, Pool #292918.......         74
      71     9.00%, 7/15/21, Pool #311256.......         75
     217     8.00%, 4/15/22, Pool #325461.......        223
     266     8.00%, 5/15/22, Pool #317346.......        273
     112     8.00%, 5/15/22, Pool #320675.......        115
      16     8.00%, 5/15/22, Pool #317358.......         17
   2,976     8.00%, 7/15/22, Pool #426612.......      3,047
     433     8.00%, 7/15/22, Pool #183670.......        445
     515     7.50%, 8/15/22, Pool #333881.......        519
   1,794     7.00%, 8/15/23, Pool #352108.......      1,771
   7,117     7.00%, 9/15/23, Pool #363030.......      7,026
   2,516     7.00%, 11/15/23, Pool #352022......      2,485
  11,932     7.00%, 2/15/24, Pool #371281.......     11,783
   3,924     9.00% 11/15/24, Pool #780029.......      4,211
   1,942     7.50%, 1/15/26, Pool #416874.......      1,952
   2,226     7.00%, 1/15/26, Pool #421081.......      2,192
   2,592     7.00%, 1/15/26, Pool #420653.......      2,551
   1,949     7.50%, 3/15/26, Pool #422292.......      1,959
   2,886     7.50%, 4/15/26, Pool #426059.......      2,899
   2,893     8.00%, 7/15/26, Pool #428509.......      2,962
   2,966     7.50%, 11/15/26, Pool #442119......      2,978
  10,000     7.50%, 30 Year, TBA................     10,016
   6,054     7.50%, 5/20/27, Pool #2432.........      6,046
                                                   --------
                                                     83,569
                                                   --------
   Total U.S. Government Agency Mortgages           195,754
                                                   --------
U.S. TREASURY OBLIGATIONS (29.5%):
U.S. Treasury Bonds (7.3%):
   3,000     10.75%, 5/15/03....................      3,623
   7,000     8.75%, 11/15/08....................      7,767
   4,000     7.50%, 11/15/16....................      4,276
   3,000     8.75%, 5/15/17 (b).................      3,610
  16,000     8.13%, 8/15/19 (b).................     18,264
   3,000     6.25%, 8/15/23 (b).................      2,779
                                                   --------
                                                     40,319
                                                   --------
 U.S. Treasury Inflation Protected Bonds (2.1%):
  12,133     3.38%, 1/15/07 (b).................     11,845
                                                   --------
U.S. Treasury Notes (19.6%):
   7,000     7.25%, 2/15/98 (b).................      7,065
   5,000     5.13%, 4/30/98 (b).................      4,976
   5,000     8.25%, 7/15/98 (b).................      5,120
   4,000     4.75%, 8/31/98 (b).................      3,950
   2,500     7.13%, 10/15/98....................      2,537

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes, continued:
 $ 3,000     8.88%, 11/15/98....................   $  3,113
   1,500     6.88%, 8/31/99.....................      1,523
  11,500     7.50%, 10/31/99 (b)................     11,826
   5,000     7.75%, 1/31/00(b)..................      5,182
   3,000     7.13%, 2/29/00 (b).................      3,066
   5,000     7.75%, 2/15/01 (b).................      5,229
   2,000     7.50%, 11/15/01 (b)................      2,085
  10,000     5.75%, 8/15/03 (b).................      9,660
  11,000     7.25%, 5/15/04 (b).................     11,475
   4,000     7.88%, 11/15/04 (b)................      4,315
   9,000     6.50%, 5/15/05 (b).................      8,983
  12,000     5.88%, 11/15/05 (b)................     11,483
   6,000     8.00%, 8/15/99 (b).................      6,221
                                                   --------
                                                    107,809
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Strips (0.5%):
 $ 4,000     2/15/04............................   $  2,622
                                                   --------
   Total U.S. Treasury Obligations                  162,595
                                                   --------
REPURCHASE AGREEMENTS (2.8%):
  15,554     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $15,942
               U.S. Treasury Note, 5.75%,
               10/31/00, market value
               $15,866).........................     15,554
                                                   --------
   Total Repurchase Agreements                       15,554
                                                   --------
Total (Cost--$555,733) (a)                         $558,077
                                                   ========

------------

Percentages indicated are based on net assets of $551,338.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):

                  Unrealized appreciation..................................................   $ 6,175
                  Unrealized depreciation..................................................    (3,831)
                                                                                              -------
                  Net unrealized appreciation..............................................   $ 2,344
                                                                                              =======

(b) A portion of this security was loaned as of June 30, 1997.

* Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

CMO  Collateralized Mortgage Obligation
TBA  To be announced

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES (79.1%):
Federal Home Loan Mortgage Corp. (30.4%):
 $ 8,953     6.00%, 4/15/01, Gold Balloon,
               Pool #G50347.....................   $  8,793
   7,180     8.00%, 11/1/24, Gold Pool
               #C00376..........................      7,375
   5,649     7.50%, 4/1/09, Gold Pool #E00315...      5,767
  16,500     6.50%, 9/15/09, Series 1838 G,
               CMO..............................     15,958
   4,683     8.50%, 1/1/10, Gold Pool #G10305...      4,844
  10,000     6.50%, 15 Year, Gold...............      9,794
  20,000     6.50%, 7/1/12......................     19,589
     311     9.00%, 10/1/17, Gold Pool
               #A00756..........................        331
     220     9.00%, 4/1/18, Gold Pool #A01143...        234
   1,220     7.25%, 4/15/18, Series 1254 F,
               CMO..............................      1,218
      22     9.00%, 8/1/20, Gold Pool #D38661...         24
      64     9.00%, 10/1/20, Gold Pool
               #A01134..........................         68
      73     9.00%, 1/1/21, Gold Pool #A00948...         77
      59     9.00%, 4/1/21, Gold Pool #D04193...         63
     113     9.00%, 6/1/21, Gold Pool #A01017...        121
     119     9.00%, 7/1/21, Gold Pool #A01093...        127
      68     9.00%, 9/1/21, Gold Pool #D32271...         73
     118     9.00%, 11/1/21, Gold Pool
               #D11866..........................        126
      53     9.00%, 11/1/21, Gold Pool
               #C00078..........................         56
     117     9.00%, 11/1/21, Gold Pool
               #D11191..........................        125
     217     9.00%, 5/1/22, Gold Pool #D19203...        231
      76     9.00%, 5/1/22, Gold Pool #D19142...         81
  10,000     5.50%, 9/15/22, Series 1367-K......      8,437
   4,375     7.00%, 4/15/23, Pool #348645.......      4,314
   6,977     10.00%, 10/15/23, Series 1591 E,
               CMO..............................      7,769
  17,851     5.00%, 11/15/23, Series 1686 PG,
               CMO..............................     16,701
   4,909     8.50%, 5/1/24, Gold Pool #G00229...      5,158
   4,487     8.50%, 7/1/24, Gold Pool #C00354...      4,680
   7,646     7.50%, 9/1/24, Gold Pool #D56307...      7,703
   2,981     7.50%, 5/1/25, Gold Pool #D59996...      2,999
   7,461     8.00%, 11/1/24, Gold Pool
               #C00376..........................      7,652
   5,411     7.50%, 6/1/25, Gold Pool #C80321...      5,444
   4,270     7.50%, 8/1/25, Gold Pool #C00414...      4,294
   4,268     7.50%, 8/1/25, Gold Pool #C80334...      4,290
   4,602     7.00%, 8/1/25, Gold Pool #C00418...      4,530
   4,227     8.00%, 9/1/25, Gold Pool #D63705...      4,331
   4,548     7.00%, 9/1/25, Gold Pool #D63303...      4,476
   8,844     7.50%, 10/1/25, Gold Pool
               #C80349..........................      8,888
   9,429     6.50%, 2/1/26, Gold Pool #D68098...      9,051
   9,574     6.50%, 3/1/26, Gold Pool #G00453...      9,191
  12,528     7.00%, 4/1/26, Gold Pool #D69810...     12,313
  11,532     7.00%, 4/1/26, Gold Pool #D69811...     11,334
   4,964     6.50%, 6/1/26, Pool #250575........      4,754
   5,889     7.00%, 3/1/27, Pool #D78691........      5,782
   4,111     7.00%, 4/1/27, Pool #C00512........      4,037
                                                   --------
                                                    233,203
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc. (23.8%):
 $10,338     6.00%, 3/1/01, Pool #50783.........   $ 10,038
   9,347     7.00%, 4/1/03, 7 Year Balloon......      9,382
   1,448     7.50%, 5/1/03, Pool #347175........      1,471
   2,976     7.50%, 7/1/03, Pool #250656........      3,024
   5,000     7.86%, 5/25/04, Callable 5/25/99
               @100.............................      5,052
   7,035     7.00%, 7/17/05, Series 97-26 Gd....      7,099
   4,196     7.00%, 4/1/08, Pool #211750........      4,211
   8,000     6.00%, 6/25/09, Series 1994-86 PJ,
               CMO..............................      7,472
   3,999     7.00%, 7/1/10, Pool #250326........      4,014
   2,532     6.50%, 12/1/10, Pool #332301.......      2,486
  14,223     6.00%, 3/1/11, Pool #340683........     13,731
   6,551     6.25%, 2/25/13, Series 1993-2 PC,
               CMO..............................      6,530
   3,596     6.35%, 8/25/13, Series 1993-225B
               VG, CMO..........................      3,481
   4,216     7.50%, 6/1/14, Pool #250081........      4,241
   3,457     7.50%, 7/1/14, Pool #250082........      3,477
     148     10.00%, 10/1/16, Pool #70110.......        163
   8,015     10.00%, 9/1/17, Pool #303969.......      8,747
     450     10.00%, 10/1/19, Pool #231675......        493
  10,000     7.00%, 5/25/20, Pool #1990-57......      9,836
     282     10.00%, 7/1/20, Pool #050318.......        309
   5,584     6.50%, 5/25/21, Series 1992-205 K,
               CMO..............................      5,410
   5,000     7.00%, 9/25/21, Series G92-64 K,
               CMO..............................      4,984
     637     10.00%, 11/1/21, Pool #208374......        698
     716     10.00%, 11/1/21, Pool #208372......        785
   5,000     6.55%, 12/25/21, Pool #1993-137 PH,
               CMO..............................      4,872
  10,785     6.50%, 2/17/23, Series #G94-12 C,
               CMO..............................     10,079
   5,000     6.50%, 5/25/23, Series 1994-110 H,
               CMO..............................      4,825
   9,094     6.35%, 12/25/23, Series 1994-43 PJ,
               CMO..............................      8,551
   5,042     7.00%, 1/25/24, Series 1994-62 PJ,
               CMO..............................      4,802
   8,439     7.00%, 2/1/24, Pool #190257........      8,302
   3,279     9.00%, 12/1/24, Pool #353898.......      3,460
   4,274     7.50%, 5/1/25, Pool #300064........      4,293
   3,767     7.50%, 6/1/25, Pool #312684........      3,783
   4,064     7.50%, 6/1/25, Pool #312899........      4,082
   4,524     7.00%, 8/1/25, Pool #315500........      4,445
     964     7.50%, 9/1/25, Pool #324749........        967
   3,907     7.50%, 9/1/25, Pool #322899........      3,921
                                                   --------
                                                    183,516
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc. (24.9%):
 $    22     10.00%, 9/15/00, Pool #138814......   $     23
       9     10.00%, 12/15/00, Pool #136214.....         10
       6     10.00%, 1/15/01, Pool #145144......          6
      50     8.50%, 6/15/01, Pool #166491.......         52
       4     8.50%, 7/15/01, Pool #161997.......          4
      53     9.50%, 9/15/01, Pool #180786.......         57
       6     9.00%, 9/15/01, Pool #174330.......          7
      74     9.00%, 9/15/01, Pool #166928.......         77
      19     9.50%, 11/15/01, Pool #182995......         20
      85     8.50%, 11/15/01, Pool #179383......         88
      96     9.00%, 12/15/01, Pool #187723......        101
      49     8.50%, 12/15/01, Pool #199837......         51
      76     8.00%, 3/15/02, Pool #205933.......         78
     218     6.50%, 10/15/23, Pool #345391......        210
     215     9.00%, 5/15/03, Pool #154134.......        225
     138     9.00%, 6/15/05, Pool #283904.......        144
      65     9.00%, 8/15/05, Pool #291836.......         68
      56     9.00%, 9/15/05, Pool #292898.......         58
      25     9.00%, 9/15/05, Pool #295227.......         26
      65     8.00%, 7/15/06, Pool #11337........         67
      33     7.50%, 7/15/07, Pool #17316........         34
      74     8.00%, 8/15/07, Pool #18539........         76
      82     8.00%, 8/15/07, Pool #18677........         85
     302     7.50%, 12/15/07, Pool #338189......        308
      56     9.00%, 11/15/08, Pool #27932.......         60
      97     9.00%, 4/15/09, Pool #30352........        104
      21     9.00%, 5/15/09, Pool #32214........         23
       8     9.50%, 7/15/09, Pool #34487........          9
     150     9.50%, 9/15/09, Pool #34878........        163
      41     9.50%, 10/15/09, Pool #36804.......         44
      31     11.00%, 11/15/09, Pool #37615......         35
       1     12.00%, 4/15/15, Pool #125262......          2
      13     11.00%, 6/15/15, Pool #130125......         14
      81     9.00%, 5/15/16, Pool #149877.......         87
     107     9.00%, 6/15/16, Pool #166130.......        115
      13     9.50%, 7/15/16, Pool #166772.......         14
     107     9.00%, 7/15/16, Pool #158921.......        115
      76     9.50%, 8/15/16, Pool #177531.......         82
     162     9.00%, 9/15/16, Pool #179044.......        174
      23     9.50%, 1/15/17, Pool #185619.......         25
     346     9.00%, 2/15/17, Pool #195058.......        372
     260     9.00%, 6/15/17, Pool #219079.......        279
      43     9.50%, 8/15/17, Pool #224015.......         47
      79     9.50%, 8/15/17, Pool #218841.......         85
      29     9.00%, 8/15/17, Pool #225825.......         31
     104     9.00%, 6/15/18, Pool #238161.......        111
      79     9.50%, 8/15/18, Pool #248390.......         86
      20     9.00%, 10/15/18, Pool #253188......         21
     128     9.50%, 12/15/18, Pool #263400......        139
       3     9.00%, 10/15/19, Pool #267676......          3
      59     9.00%, 11/15/19, Pool #162768......         64

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $    69     9.00%, 1/15/20, Pool #283138.......   $     74
      76     9.00%, 2/15/20, Pool #276157.......         82
     124     9.00%, 3/15/20, Pool #285283.......        133
      68     9.50%, 9/15/20, Pool #292918.......         74
      86     9.50%, 12/15/20, Pool #291865......         93
     245     9.00%, 6/15/21, Pool #307120.......        262
  15,886     9.00%, 8/15/21, Pool #306081.......     16,968
   4,702     9.00%, 12/15/21, Pool #780284......      4,987
      37     7.50%, 2/15/22, Pool #324025.......         37
     611     8.00%, 7/15/22, Pool #321560.......        628
     820     7.50%, 8/15/22, Pool #337141.......        826
      39     7.00%, 10/15/22, Pool #337175......         38
     214     7.00%, 11/15/22, Pool #323008......        211
      40     7.00%, 12/15/22, Pool #339969......         39
     237     7.00%, 1/15/23, Pool #346214.......        234
      41     7.00%, 1/15/23, Pool #321675.......         40
     394     7.00%, 1/15/23, Pool #342248.......        389
     384     7.00%, 1/15/23, Pool #341536.......        379
     479     7.00%, 1/15/23, Pool #332022.......        473
      51     7.00%, 3/15/23, Pool #350110.......         51
     788     7.00%, 5/15/23, Pool #346572.......        778
     769     7.00%, 5/15/23, Pool #351041.......        760
      63     7.00%, 5/15/23, Pool #338005.......         62
     625     7.00%, 5/15/23, Pool #221604.......        617
     325     6.50%, 5/15/23, Pool #343208.......        313
     740     7.00%, 5/15/23, Pool #342348.......        731
     843     7.00%, 7/15/23, Pool #362982.......        832
     401     6.50%, 6/15/23, Pool #348677.......        387
      97     6.50%, 6/15/23, Pool #346624.......         94
      59     6.50%, 6/15/23, Pool #349788.......         57
      59     6.50%, 6/15/23, Pool #358250.......         57
     347     7.00%, 7/15/23, Pool #353569.......        342
     844     7.00%, 7/15/23, Pool #346673.......        833
      31     7.00%, 7/15/23, Pool #354538.......         31
      25     7.00%, 7/15/23, Pool #350709.......         24
     455     7.00%, 7/15/23, Pool #360889.......        449
     262     7.00%, 7/15/23, Pool #325977.......        259
     181     7.00%, 7/15/23, Pool #357782.......        179
     479     7.00%, 7/15/23, Pool #358382.......        473
     595     7.00%, 7/15/23, Pool #360697.......        587
     269     6.50%, 7/15/23, Pool #322200.......        259
     326     6.50%, 8/15/23, Pool #344505.......        314
     633     6.50%, 8/15/23, Pool #356717.......        610
     204     6.50%, 8/15/23, Pool #359027.......        197
     153     6.50%, 8/15/23, Pool #360713.......        148
     288     6.50%, 8/15/23, Pool #360738.......        277
     448     6.50%, 8/15/23, Pool #353137.......        432
     770     6.50%, 9/15/23, Pool #345375.......        742
      50     6.50%, 9/15/23, Pool #339041.......         48
   3,876     8.00%, 10/15/23, Pool #354681......      3,983
     396     6.00%, 10/15/23, Pool #345389......        371

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    34     6.00%, 10/15/23, Pool #370006......   $     32
     458     6.00%, 10/15/23, Pool #364717......        429
     637     6.50%, 11/15/23, Pool #369356......        614
      20     6.50%, 11/15/23, Pool #370927......         19
     151     6.50%, 12/15/23, Pool #349944......        145
     977     6.50%, 12/15/23, Pool #349265......        942
      34     6.50%, 12/15/23, Pool #370289......         33
     640     6.50%, 12/15/23, Pool #369830......        617
     110     6.50%, 12/15/23, Pool #365740......        106
     730     6.50%, 1/15/24, Pool #379127.......        703
     354     6.50%, 2/15/24, Pool #389200.......        341
   1,187     6.50%, 2/15/24, Pool #362341.......      1,143
     305     6.50%, 2/15/24, Pool #370338.......        294
  22,156     6.50%, 2/15/24, Pool #354747.......     21,337
     168     6.50%, 2/15/24, Pool #380818.......        161
     348     6.50%, 2/15/24, Pool #371999.......        335
      91     7.50%, 6/15/24, Pool #389827.......         91
     607     7.50%, 6/15/24, Pool #388747.......        612
   3,864     8.00%, 9/15/24, Pool #403212.......      3,971
     425     8.00%, 9/15/24, Pool #393908.......        437
   9,811     9.00% 11/15/24, Pool #780029.......     10,529
   4,873     7.50%, 3/15/26, Pool #422308.......      4,897
   6,915     8.00% 5/15/26, Pool #416233........      7,079
  12,252     8.00%, 5/15/26, Pool #422690.......     12,543
  20,000     6.50%, 30 Year, TBA................     19,144
   9,708     8.00%, 7/15/26, Pool #423877.......      9,939
   9,730     8.00%, 7/15/26, Pool #412644.......      9,961
  14,773     8.00%, 12/20/26, G2 Pool #2344.....     15,054
   9,999     7.50%, 6/30/26.....................      9,987
   5,000     6.50%, 30 Year, TBA................      5,058
  10,000     6.00%, 30 Year, TBA................     10,013
                                                   --------
                                                    192,009
                                                   --------
   Total U.S. Government Agency Mortgages           608,728
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (13.3%):
Federal Farm Credit Bank (0.7%):
   5,000     6.88%, 5/1/00......................      5,065
                                                   --------
Federal Home Loan Bank (1.6%):
   2,000     9.25%, 11/25/98....................      2,080
   2,000     9.30%, 1/25/99.....................      2,094
   3,000     8.60%, 6/25/99.....................      3,135
   5,000     6.27%, 1/14/04 (b).................      4,836
                                                   --------
                                                     12,145
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Mortgage Corp. (0.9%):
 $ 2,000     6.44%, 1/28/00.....................   $  2,004
   4,500     7.13%, 11/18/02....................      4,614
                                                   --------
                                                      6,618
                                                   --------
Federal National Mortgage Assoc. (5.3%):
   2,000     8.80%, 7/25/97.....................      2,005
   4,000     8.70%, 6/10/99.....................      4,179
   3,000     8.90%, 6/12/00.....................      3,195
   3,000     6.20%, 11/12/03....................      2,897
  15,000     7.16%, 5/11/05.....................     15,340
  10,000     5.88%, 2/2/06 (b)..................      9,430
   5,000     6.67%, 2/6/06, Callable 2/6/98
               @100.............................      4,888
                                                   --------
                                                     41,934
                                                   --------
Resolution Funding Corp. (1.6%):
  50,000     Principal Strip, 7/15/20...........      9,909
  15,000     Principal Strip, 4/15/28...........      1,847
   5,000     Principal Strip, 4/15/30...........        537
                                                   --------
                                                     12,293
                                                   --------
Tennessee Valley Authority (3.2%):
  25,000     6.24%, 7/15/45, Putable on 7/15/01
               @ 100............................     24,781
                                                   --------
Total U.S. Government Agency Securities             102,836
                                                   --------
U.S. TREASURY OBLIGATIONS (6.4%):
U.S. Treasury Bonds (3.9%):
  15,000     8.13%, 8/15/19 (b).................     17,123
  15,000     6.00%, 2/15/26.....................     13,425
                                                   --------
                                                     30,548
                                                   --------
U.S. Treasury Notes (1.0%):
   7,500     7.50%, 11/15/01....................      7,818
                                                   --------
U.S. Treasury Strips (1.5%):
   5,000     8/15/02 (b)........................      3,623
  50,000     2/15/25 (b)........................      7,718
                                                   --------
                                                     11,341
                                                   --------
Total U.S. Treasury Obligations                      49,707
                                                   --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
REPURCHASE AGREEMENTS (9.3%):
 $71,674     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $79,388
               various U.S. Government
               Securities,
               5.50%-9.00%, 1/1/00-6/20/27,
                 market value $73,724)..........   $ 71,674
                                                   --------
  Total Repurchase Agreements...................     71,674
                                                   --------
Total (Cost--$826,948) (a)                         $832,945
                                                   ========

------------

Percentages indicated are based on net assets of $770,879.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $51. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation..................................................   $10,092
                  Unrealized depreciation..................................................    (4,146)
                                                                                              -------
                  Net unrealized appreciation..............................................   $ 5,946
                                                                                              =======

(b) A portion of this security was loaned as of June 30, 1997.

CMO  Collateralized Mortgage Obligation
TBA  To be announced

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
ASSET BACKED SECURITIES (9.0%):
 $ 5,000     Advanta Mortgage Loan Trust, 97-2,
               Class A4, 7.60%, 6/25/27.........   $  5,048
   7,500     Advanta Mortgage Loan Trust, Series
               1995-1, Class A5, 8.32%,
               12/25/19.........................      7,778
   5,817     Aircraft Lease Portfolio
               Securitization Ltd., Series 94-1,
               Class A2, 7.15%, 9/15/04.........      5,892
   2,952     BHN, Series 1997-1, Class A2,
               7.92%, 7/25/09...................      2,976
   4,980     Federal Express, Series A-1, 7.85%,
               6/1/24...........................      5,111
   5,000     ML CBO 1996 PM1, 7.87%,
               12/17/06.........................      4,871
   3,427     NAL 96, Class A, 7.10%, 3/15/01,
               Private Placement, 144A..........      3,416
   2,027     NAL, Series 96-4, 6.90%,
               12/15/00.........................      2,015
  11,262     Northwest Air, Series 2, Class A,
               9.25%, 6/21/14...................     12,782
   4,692     Northwest Air, Trust, Series B,
               10.23%, 6/21/14..................      5,255
   5,701     Olympic Automobile Receivables
               Trust, Series 1994-B, Class A2,
               6.85%, 6/15/01...................      5,751
   6,882     Olympic Automobile Receivables
               Trust, Series 1995-B, Class A2,
               7.35%, 10/15/01..................      6,999
                                                   --------
Total Asset Backed Securities                        67,894
                                                   --------
CORPORATE BONDS (53.1%):
Banking, Finance & Insurance (16.5%):
   9,000     Associates Corp., 8.34%,
               11/25/99.........................      9,371
   6,000     Associates Corp., 8.15%, 8/1/09....      6,503
   2,000     Bank of Boston, Corp., 9.50%,
               8/15/97..........................      2,009
   5,000     BankAmerica Corp., 9.50%, 4/1/01...      5,450
   4,000     BCH Cayman Islands, 7.50%,
               6/15/05..........................      4,055
   5,000     Bear Stearns Co., 9.13%, 4/15/98...      5,122
   5,000     Bear Stearns Co., 8.25%, 2/1/02....      5,269
   5,000     First Chicago Capital Trust, 7.95%,
               12/1/26..........................      4,875
   2,000     Fleet Financial Group, Inc., 8.13%,
               7/1/04...........................      2,123
   3,500     Ford Capital BV, 10.13%,
               11/15/00.........................      3,863
   1,500     Ford Motor Credit Corp., 6.38%,
               10/6/00..........................      1,493
   3,000     General Motors Acceptance Corp.,
               8.40%, 10/15/99..................      3,128
   8,000     General Motors Acceptance Corp.,
               7.00%, 3/1/00....................      8,090
  10,000     Lehman Brothers Holdings, 8.88%,
               3/1/02...........................     10,721

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 5,000     Lehman Brothers Holdings, 8.80%,
               3/1/15...........................   $  5,563
   5,000     Lehman Brothers, Inc., 11.63%,
               5/15/05..........................      6,256
   6,000     Massachusetts Mutual Life
               Insurance, 7.50%, 3/1/24, 144A...      5,858
   3,500     MEPC Finance, Inc., 7.50%,
               5/1/03...........................      3,557
   5,000     Money Store, Inc., 8.05% 4/15/02...      5,081
   6,000     Morgan Stanley Group, Inc., 6.13%,
               10/1/03..........................      5,783
   4,806     Oslo Seismic Service, 8.28%,
               6/1/11, 144A.....................      5,065
   5,000     Principal Mutual, 7.88%, 3/1/24....      4,944
   5,000     Security Pacific Corp., 11.00%,
               3/1/01...........................      5,688
   5,000     Western Banktrust REIT, 7.88%,
               2/15/04..........................      5,125
                                                   --------
                                                    124,992
                                                   --------
   Financial Services (3.5%):
   2,000     American Health Properties, 7.50%,
               1/15/07..........................      2,028
   6,500     Corestates Capital, 8.00%,
               12/15/26.........................      6,435
   5,000     Cullen Frost Bank Capital Trust,
               8.42%, 2/1/27....................      5,050
   3,000     International Lease Finance Corp.,
               6.50%, 7/15/97...................      3,001
   5,000     MIC Financial Trust, 8.38%,
               2/1/27...........................      5,006
   5,000     Sun Life, 8.53%, 5/6/27............      5,056
                                                   --------
                                                     26,576
                                                   --------
   Food Products & Services (0.3%):
   2,500     RJR Nabisco Corp., 8.75%,
               8/15/05..........................      2,528
                                                   --------
             Industrial Goods & Services (7.9%):
   3,000     Boise Cascade Co., 9.45%,
               11/1/09..........................      3,424
   4,000     Comcast Cable, 8.38%, 5/1/07,
               144A.............................      4,240
   3,000     Comdisco, Inc., 6.05%, 10/31/97....      3,002
   2,500     EES Coke Battery, 7.13%, 4/15/02,
               144A.............................      2,518
   5,000     Excel Paralubes Funding, 7.13%,
               11/1/11..........................      4,975
   2,000     Freeport McMoran, Copper & Gold,
               7.50%, 11/15/06..................      1,995
   5,000     General Motors Corp., 9.13%,
               7/15/01..........................      5,413
   3,000     Golden State Petroleum, 8.04%,
               2/1/19, 144A.....................      3,056
   5,000     Hilton Hotels Corp., 7.95%,
               4/15/07..........................      5,131
   5,000     Hyundai Semiconductor, 8.63%,
               5/15/07..........................      5,031
   4,828     Newmont Mining Co., 8.91%,
               1/5/09...........................      5,159

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services, continued:
 $ 2,500     Northrop Grumman, 7.00%, 3/1/06....   $  2,447
   9,000     Penske Truck Leasing, 8.25%,
               11/1/99 (b)......................      9,372
   4,000     Tenneco, Inc., 8.20%, 11/15/99.....      4,150
                                                   --------
                                                     59,913
                                                   --------
Real Estate (4.9%):
   2,000     Avalon Properties, 7.38%,
               9/15/02..........................      2,018
   4,750     Meditrust, 7.77%, 8/16/02..........      4,833
   3,000     Meditrust, 7.82%, 9/10/26..........      3,090
   5,000     Security Capital Pacific Trust,
               6.95%, 10/15/02..................      4,969
   2,500     Security Capital Pacific Trust,
               7.15%, 10/15/03..................      2,484
   5,000     Spieker Properties, 6.65%,
               12/15/00.........................      4,956
   4,000     Spieker Properties, 8.00%,
               7/19/05..........................      4,095
   8,000     Taubman Realty Group, 7.00%,
               10/1/03..........................      7,810
   3,000     Wellsford Residential Property,
               7.25%, 8/15/00...................      3,034
                                                   --------
                                                     37,289
                                                   --------
Utilities (2.2%):
   7,000     NRG Energy Corp., 7.63%, 2/1/06....      7,052
   5,009     Salton Sea Funding Corp., 6.69%,
               5/30/00..........................      4,997
   4,000     Termoemcali, 10.13%, 12/15/14,
               144A.............................      4,340
                                                   --------
                                                     16,389
                                                   --------
Yankee & Eurodollar (17.8%):
   9,000     Bangkok Bank Public Co. Ltd.,
               7.25%, 9/15/05, 144A (b).........      8,674
  10,000     Bank Nagrara Indonesia, 7.63%,
               2/5/07...........................      9,875
   5,000     BCH Cayman Islands, 8.25%,
               6/15/04..........................      5,281
   5,000     Celulosa Arauco, 6.75%, 12/15/03...      4,869
  12,548     Centra Gas, 10.65%, 12/1/10,
               144A.............................     13,127
   5,000     China International Trust &
               Investing, 9.00%, 10/15/06 (b)...      5,525
   5,000     Citra Marga Finance, 7.25%,
               2/20/02..........................      4,881
   5,000     Coca Cola Femsa, 8.95%, 11/1/06....      5,013
   4,000     Dao Heng Bank, 7.75%, 1/24/07,
               Private Placement................      4,010
   9,000     Financiera Energy, 9.38%,
               6/15/06..........................      9,675
   3,000     Guangdong Enterprises, 8.88%,
               5/22/07..........................      3,086
   5,000     Guangdong International, 6.75%,
               11/15/03.........................      4,850
   6,000     Honam Oil Refinery Co., 7.13%,
               10/15/05, 144A...................      5,925


PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
CORPORATE BONDS, CONTINUED:
Yankee & Eurodollar, continued:
 $ 2,500     Jasmine Submarine, 8.48%, 5/30/11,
               Private Placement................   $  2,509
   2,000     Kansalis-Osake Pankki, 9.75%,
               12/15/98.........................      2,098
   6,000     Peoples Democratic Republic of
               Poland, 3.75%, 10/27/14..........      5,160
   5,000     Peoples Republic of China, 7.75%,
               7/5/06...........................      5,175
   4,250     Ras Laffan Gas, 7.63%, 9/15/06,
               144A.............................      4,330
   2,500     Republic of Indonesia, 7.75%,
               8/1/06...........................      2,509
   5,000     Republic Of South Africa, 8.50%,
               6/23/17..........................      4,950
   5,000     Scotland International Finance,
               8.80%, 1/27/04, 144A.............      5,419
   4,000     Scotland International Finance,
               8.85%, 11/1/06, 144A.............      4,400
   5,000     Tenaga Nasional Berhad, 7.88%,
               6/15/04, 144A....................      5,225
   2,500     Total Access, 8.38% 11/4/06,
               144A.............................      2,416
   2,500     Yanacocha, 8.40%, 5/15/04..........      2,538
   2,889     Ypf Sociedad Anomima, 7.00%,
               10/26/02.........................      2,893
                                                   --------
                                                    134,413
                                                   --------
   Total Corporate Bonds                            402,100
                                                   --------
OTHER MORTGAGED BACKED SECURITIES (0.7%):
   5,000     Residential Funding Corp., Series
               96-H52, Class A4, 7.55%,
               9/25/12..........................      5,048
                                                   --------
   Total Other Mortgaged Backed Securities            5,048
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (20.6%):
Federal Home Loan Mortgage Corp. (11.3%):
   5,000     7.13%, 7/21/99 (b).................      5,093
  18,000     0.00%, 8/15/02.....................     12,939
   4,450     7.00%, 6/1/09, Pool #E00313........      4,471
   4,378     7.00%, 2/1/11, Gold Pool #E62602...      4,379
   9,052     7.50%, 5/1/11, Pool #E00438........      9,207
   8,285     7.00%, 5/1/11, Gold Pool #E00434...      8,293
   7,427     7.00%, 6/1/11, Gold Pool #E64220...      7,434
   1,218     7.50%, 6/1/24, Pool #C80161........      1,227
  16,025     7.00%, 9/1/24, Pool #G00271........     15,790
   7,241     7.50%, 10/1/24, Pool #C80245.......      7,295
   9,756     7.00%, 12/1/24.....................      9,613
                                                   --------
                                                     85,741
                                                   --------
Federal National Mortgage Assoc. (6.3%):
     500     8.15%, 5/11/98.....................        510
   9,347     7.00%, 4/1/03, 7 Year Balloon......      9,382
     500     6.53%, 4/10/03.....................        494

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued
 $21,656     8.00%, 12/1/09, Pool #250168.......   $ 22,289
   2,000     8.20%, 3/10/16.....................      2,206
  12,650     7.50%, 9/1/25, Pool #324179........     12,593
                                                   --------
                                                     47,474
                                                   --------
Government National Mortgage Assoc. (3.0%):
   3,434     9.00% 11/15/24, Pool #780029.......      3,685
   8,875     7.50%, 7/15/26, Pool #430999.......      8,914
   9,900     7.50%, 6/30/26, TBA................      9,888
                                                   --------
                                                     22,487
                                                   --------
 Total U.S. Government Agency Mortgages             155,702
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (2.2%):
Federal Home Loan Bank (1.3%):
  10,000     7.10%, 3/16/98 (b).................     10,092
                                                   --------
Government Trust Certificate (0.3%):
   2,285     Government Trust Certificate,
               Israel, 9.40%, 5/15/02...........      2,417
                                                   --------
Resolution Trust Corp. (0.1%):
   1,000     Resolution Trust Corp., 0.00%,
               7/15/02..........................        732
                                                   --------
Tennessee Valley Authority (0.5%):
   3,200     Tennessee Valley Authority, 8.63%,
               11/15/29.........................      3,456
                                                   --------
   Total U.S. Government Agency Securities           16,697
                                                   --------

PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. TREASURY OBLIGATIONS (12.4%):
U.S. Treasury Bonds (9.0%):
 $ 3,250     13.38%, 8/15/01....................   $  4,070
   9,600     11.88%, 11/15/03 (b)...............     12,271
  14,000     9.00%, 11/15/18....................     17,313
  11,250     8.13%, 8/15/21 (b).................     12,886
   3,000     8.00%, 11/15/21 (b)................      3,394
  17,600     7.13%, 2/15/23 (b).................     18,136
                                                   --------
                                                     68,070
                                                   --------
U.S. Treasury Notes (3.4%):
  15,000     6.25%, 8/31/00 (b).................     14,998
  10,300     6.63%, 6/30/01 (b).................     10,402
                                                   --------
                                                     25,400
                                                   --------
   Total U.S. Treasury Obligations                   93,470
                                                   --------
REPURCHASE AGREEMENTS (1.1%):
   8,469     Prudential Securities, 6.05%, due
               7/1/97 (collateralized by $8,680
               U.S. Treasury Notes, 5.75%,
               10/31/00, market value $8,639)...      8,469
                                                   --------
   Total Repurchase Agreements                        8,469
                                                   --------
Total (Cost--$725,490) (a)                         $749,380
                                                   ========

------------

Percentages indicated are based on net assets of $755,952.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation..................................................   $25,110
                  Unrealized depreciation..................................................    (1,220)
                                                                                              -------
                  Net unrealized appreciation..............................................   $23,890
                                                                                              =======

(b) A portion of this security was loaned as of June 30, 1997.

TBA  To be announced

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Treasury & Agency Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. GOVERNMENT AGENCY (33.4%):
Federal Farm Credit Bank (6.5%):
 $ 7,000     7.16%, 5/15/06.....................   $  7,170
                                                   --------
Federal Home Loan Bank (9.1%):
   3,800     5.70%, 3/11/99*....................      3,776
   4,300     7.74%, 10/01/03....................      4,303
   2,000     6.26%, 11/26/03....................      1,939
                                                   --------
                                                     10,018
                                                   --------
Other U.S. Agencies (17.8%):
   4,000     Student Loan Marketing Association,
               6.29%, 10/20/99..................      3,995
   6,000     Student Loan Marketing Association,
               6.00%, 3/5/01....................      5,894
  10,000     Tennessee Valley Authority, 6.13%,
               7/15/03..........................      9,699
                                                   --------
                                                     19,588
                                                   --------
  Total U.S. Government Agency                       36,776
                                                   --------

SHARES OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------    -----------------------------------   --------
U.S. TREASURY OBLIGATIONS (64.9%):
U.S. Treasury Bonds (9.2%):
 $ 8,000     10.75%, 8/15/05....................   $ 10,094
                                                   --------
U.S. Treasury Notes (55.7%):
  12,500     5.88%, 10/31/98 (b)................     12,488
  25,000     7.75%, 11/30/99....................     25,864
  23,000     6.63%, 6/30/01 (b).................     23,227
                                                   --------
                                                     61,579
                                                   --------
   Total U.S. Treasury Obligations                   71,673
                                                   --------
INVESTMENT COMPANIES (1.1%):
   1,183     The One Group Treasury Only Money
               Market Fund, Fiduciary Class.....      1,183
                                                   --------
   Total Investment Companies                         1,183
                                                   --------
Total (Cost--$108,064) (a)                         $109,632
                                                   ========

------------

Percentages indicated are based on net assets of $110,258.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $1,621
                  Unrealized depreciation..................................................      (53)
                                                                                              ------
                  Net unrealized appreciation..............................................   $1,568
                                                                                              ======

(b) A portion of this security was loaned as of June 30, 1997.

  * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1997

                                      ULTRA
                                     SHORT-        LIMITED VOLATILITY     INTERMEDIATE     GOVERNMENT      INCOME      TREASURY &
                                   TERM INCOME            BOND                BOND            BOND          BOND         AGENCY
                                      FUND                FUND                FUND            FUND          FUND          FUND
                                   -----------     ------------------     ------------     ----------     --------     ----------
                                                          (Amounts in Thousands, except per share amounts)
ASSETS:
Investments, at value..........     $ 146,382           $580,213            $542,523        $761,271      $740,911      $109,632
Repurchase agreements, at
 cost..........................        17,390              5,742              15,554          71,674        8,469             --
                                    ---------           --------            --------        --------      --------      --------
Total (cost $163,219; $581,508;
 $555,733; $826,948; $725,490;
 $108,064, respectively).......       163,772            585,955             558,077         832,945      749,380        109,632
Interest receivable............           776              6,275               6,392           5,966       11,377          1,290
Receivable from brokers for
 investments sold..............           241                 14                   5              --        5,009             --
Receivable for capital shares
 issued........................         1,066                 11                 207              18           14             --
Net receivable for variation
 margin on futures contracts...            26                 --                  --              --           --             --
Deferred organization costs....             3                 --                  --               2           --              3
Prepaid expenses and other
 assets........................            --                 12                   1              21            7              2
                                    ---------           --------            --------        --------      --------      --------
TOTAL ASSETS...................       165,884            592,267             564,682         838,952      765,787        110,927
                                    ---------           --------            --------        --------      --------      --------
LIABILITIES:
Dividends payable..............           694              3,068               2,981           3,973        4,259            586
Payable to brokers for
 investments purchased.........        18,263                 --              10,073          63,696        5,113             --
Payable for capital shares
 redeemed......................            --                  3                   5               5           25             --
Accrued expenses and other
 payables:
 Investment advisory fees......            23                146                 149             259          247             18
 Administration fees...........            --                 83                  76              78          105              3
 12b-1 fees....................             7                  4                  11              16           11             --
 Other.........................            23                  9                  49              46           75             62
                                    ---------           --------            --------        --------      --------      --------
TOTAL LIABILITIES..............        19,010              3,313              13,344          68,073        9,835            669
                                    ---------           --------            --------        --------      --------      --------
NET ASSETS:
Capital........................       150,589            595,935             554,206         786,147      786,479        108,512
Undistributed (distributions in
 excess of) net investment
 income........................          (201)              (246)                 69            (101)         288             --
Accumulated undistributed net
 realized gains (losses) from
 investment and futures
 transactions..................        (4,042)           (11,182)             (5,281)        (21,164)     (54,705)           178
Net unrealized appreciation
 (depreciation) from
 investments and futures.......           528              4,447               2,344           5,997       23,890          1,568
                                    ---------           --------            --------        --------      --------      --------
Net Assets.....................     $ 146,874           $588,954            $551,338        $770,879      $755,952      $110,258
                                    =========           ========            ========        ========      ========      ========
Net Assets
   Fiduciary...................     $ 114,413           $563,979            $522,423        $724,423      $730,754      $110,084
   Class A.....................        29,643             20,055              18,763          34,727       14,325             94
   Class B.....................         2,818              4,920              10,152          11,729       10,873             80
                                    ---------           --------            --------        --------      --------      --------
Total..........................     $ 146,874           $588,954            $551,338        $770,879      $755,952      $110,258
                                    =========           ========            ========        ========      ========      ========
Outstanding units of beneficial
 interest (shares)
   Fiduciary...................        11,588             53,876              52,660          74,751       77,589         11,024
   Class A.....................         3,003              1,918               1,886           3,583        1,522              9
   Class B.....................           287                466               1,023           1,210        1,145              8
                                    ---------           --------            --------        --------      --------      --------
Total..........................        14,878             56,260              55,569          79,544       80,256         11,041
                                    =========           ========            ========        ========      ========      ========
Net asset value:
   Fiduciary
       Offering and redemption
        price per share........     $    9.87           $  10.47            $   9.92        $   9.69      $  9.42       $   9.99
                                    =========           ========            ========        ========      ========      ========
   Class A
       Redemption price per
        share..................     $    9.87           $  10.46            $   9.95        $   9.69      $  9.41       $   9.98
                                    =========           ========            ========        ========      ========      ========
       Maximum sales charge....          3.00%              3.00                4.50%           4.50%        4.50%          3.00%
                                    =========           ========            ========        ========      ========      ========
       Maximum offering price
        (100%/ (100%--maximum
        sales charge) of net
        asset value adjusted to
        nearest cent) per
        share..................     $   10.18           $  10.78            $  10.42        $  10.15      $  9.85       $  10.29
                                    =========           ========            ========        ========      ========      ========
   Class B
       Offering price per share
        (a)....................     $    9.81           $  10.53            $   9.92        $   9.69      $  9.49       $   9.99
                                    =========           ========            ========        ========      ========      ========

------------

(a) Redemption price per Class B share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                      (Amounts in Thousands)
                                     ULTRA
                                    SHORT-        LIMITED VOLATILITY     INTERMEDIATE     GOVERNMENT     INCOME       TREASURY &
                                  TERM INCOME            BOND                BOND            BOND         BOND          AGENCY
                                     FUND                FUND                FUND            FUND         FUND         FUND(a)
                                  -----------     ------------------     ------------     ----------     -------     ------------
INVESTMENT INCOME:
Interest income...............      $ 6,022            $ 39,891            $ 28,044        $ 51,661      $47,951        $3,404
Dividend income...............           --                  32                   1               2          --              9
Income from securities
 lending......................           --                 187                 200              87         138              7
                                    -------            --------            --------        --------      ------         ------
Total Income..................        6,022              40,110              28,245          51,750      48,089          3,420
                                    -------            --------            --------        --------      ------         ------
EXPENSES:
Investment advisory fees......          520               3,660               2,365           3,293       3,873            198
Administration fees...........          157               1,009                 652           1,210       1,067             82
12b-1 fees (Class A)..........           47                  73                  52             129          43             --(b)
12b-1 fees (Class B)..........           17                  50                  80             113          88             --(b)
Custodian and accounting
 fees.........................            9                  58                  54             117          56             12
Legal and audit fees..........            5                  21                   6              31          20              6
Organization costs............            5                  --                  --               3          --             --
Trustees' fees and expenses...            2                   7                   3              10           7              1
Transfer agent fees...........           19                  56                  40              83          47              9
Registration and filing
 fees.........................           35                  95                  50             148          47             71
Printing costs................           10                  56                  37              67          60             11
Other.........................            6                   5                   4              15           4              1
                                    -------            --------            --------        --------      ------         ------
Total expenses before
 waivers......................          832               5,090               3,343           5,219       5,312            391
Less waivers..................         (457)             (1,867)             (1,115)           (463)     (1,312)          (167)
                                    -------            --------            --------        --------      ------         ------
   Net Expenses...............          375               3,223               2,228           4,756       4,000            224
                                    -------            --------            --------        --------      ------         ------
Net Investment Income.........        5,647              36,887              26,017          46,994      44,089          3,196
                                    -------            --------            --------        --------      ------         ------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FUTURES:
Net realized gains (losses)
 from investment and futures
 transactions.................         (269)             (2,851)               (935)           (894)       (280)           178
Net change in unrealized
 appreciation (depreciation)
 from investments and
 futures......................        1,032               5,502               3,378          10,875       6,049           (341)
                                    -------            --------            --------        --------      ------         ------
Net realized/unrealized gains
 (losses) from investments and
 futures......................          763               2,651               2,443           9,981       5,769           (163)
                                    -------            --------            --------        --------      ------         ------
Change in net assets resulting
 from operations..............      $ 6,410            $ 39,538            $ 28,460        $ 56,975     $49,858         $3,033
                                    =======            ========            ========        ========     =======         ======

------------

(a) The Fund commenced operations on January 20, 1997.
(b) Amounts are less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             (Amounts in Thousands)

                                                    ULTRA SHORT-TERM           LIMITED VOLATILITY
                                                       INCOME FUND                  BOND FUND             INTERMEDIATE BOND FUND
                                                 ------------------------    ------------------------    ------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                  JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                    1997        1996(a)         1997          1996          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......................    $  5,647      $  3,180     $  36,887     $  28,018      $ 26,017      $ 14,817
  Net realized gains (losses) from investment
    and futures transactions..................        (269)         (594)       (2,851)        1,885          (935)        1,421
  Net change in unrealized appreciation
    (depreciation) from investments and
    futures...................................       1,032           150         5,502        (6,631)        3,378        (5,722)
                                                  --------      --------     ---------     ---------      --------      --------
Change in net assets resulting from
  operations..................................       6,410         2,736        39,538        23,272        28,460        10,516
                                                  --------      --------     ---------     ---------      --------      --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income..................      (4,769)       (2,924)      (35,406)      (26,964)      (24,622)      (14,065)
  Tax return of capital.......................          --           (26)           --            --            --            --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income..................        (761)         (129)       (1,219)         (878)         (940)         (607)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income..................         (94)          (24)         (262)         (175)         (455)         (144)
                                                  --------      --------     ---------     ---------      --------      --------
Change in net assets from shareholder
  distributions...............................      (5,624)       (3,103)      (36,887)      (28,017)      (26,017)      (14,816)
                                                  --------      --------     ---------     ---------      --------      --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.................     109,550        38,704       117,648       325,572       187,226       121,175
  Proceeds from shares issued in connection
    with acquisition..........................          --            --            --       123,673            --            --
  Proceeds from shares issued in connection
    with conversion...........................          --            --            --            --       207,582            --
  Dividends reinvested........................         790         1,028         3,251         8,797         1,664         3,437
  Cost of shares redeemed.....................     (26,641)      (32,817)     (165,778)     (248,283)      (98,172)      (66,140)
                                                  --------      --------     ---------     ---------      --------      --------
Change in net assets from share
  transactions................................      83,699         6,915       (44,879)      209,759       298,300        58,472
                                                  --------      --------     ---------     ---------      --------      --------
Change in net assets..........................      84,485         6,548       (42,228)      205,014       300,743        54,172
NET ASSETS:
  Beginning of period.........................      62,389        55,841       631,182       426,168       250,595       196,423
                                                  --------      --------     ---------     ---------      --------      --------
  End of period...............................    $146,874      $ 62,389     $ 588,954     $ 631,182      $551,338      $250,595
                                                  ========      ========     =========     =========      ========      ========
SHARE TRANSACTIONS:
  Issued......................................      11,129         3,934        11,253        31,111        18,923        12,114
  Issued in connection with acquisition.......          --            --            --        11,748            --            --
  Issued in connection with conversion........          --            --            --            --        20,926            --
  Reinvested..................................          81           105           311           834           169           343
  Redeemed....................................      (2,708)       (3,338)      (15,866)      (23,593)       (9,913)       (6,607)
                                                  --------      --------     ---------     ---------      --------      --------
Change in shares..............................       8,502           701        (4,302)       20,100        30,105         5,850
                                                  ========      ========     =========     =========      ========      ========
  Undistributed (distributions in excess of)
    net investment income included in net
    assets:
  End of period...............................    $   (201)     $   (313)    $    (246)    $    (121)     $     69      $     94
                                                  ========      ========     =========     =========      ========      ========

------------

(a) Previously named the Government ARM Fund

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               (Amounts in Thousands)

                                                                                                              TREASURY & AGENCY
                                                        GOVERNMENT BOND FUND          INCOME BOND FUND              FUND
                                                      ------------------------    ------------------------    -----------------
                                                      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    JANUARY 20, 1997
                                                       JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,     THROUGH JUNE 30,
                                                         1997          1996          1997          1996            1997(a)
                                                      ----------    ----------    ----------    ----------    -----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............................   $  46,994     $  31,623     $  44,089     $  34,329         $   3,196
  Net realized gains (losses) from investment and
    futures transactions...........................        (894)       (2,769)         (280)       (1,361)              178
  Net change in unrealized appreciation
    (depreciation) from investments and futures....      10,875       (15,409)        6,049       (11,155)             (341)
                                                      ---------     ---------     ---------     ---------         ---------
Change in net assets resulting from operations.....      56,975        13,445        49,858        21,813             3,033
                                                      ---------     ---------     ---------     ---------         ---------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income.......................     (44,081)      (30,195)      (42,737)      (33,573)           (3,196)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income.......................      (2,290)       (1,103)         (828)         (545)               --(b)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income.......................        (623)         (324)         (524)         (211)               --(b)
                                                      ---------     ---------     ---------     ---------         ---------
Change in net assets from shareholder
  distributions....................................     (46,994)      (31,622)      (44,089)      (34,329)           (3,196)
                                                      ---------     ---------     ---------     ---------         ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......................     229,453       451,887       224,558       166,169             6,409
  Proceeds from shares issued in connection with
    acquisition....................................          --       301,865            --            --                --
  Proceeds from shares issued in connection with
    conversion.....................................          --            --       132,470            --           113,243
  Dividends reinvested.............................       3,881         8,081         4,757        13,106                --(b)
  Cost of shares redeemed..........................    (199,344)     (407,217)     (148,078)     (113,090)           (9,231)
                                                      ---------     ---------     ---------     ---------         ---------
Change in net assets from share transactions.......      33,990       354,616       213,707        66,185           110,421
                                                      ---------     ---------     ---------     ---------         ---------
Change in net assets...............................      43,971       336,439       219,476        53,669           110,258
NET ASSETS:
  Beginning of period..............................     726,908       390,469       536,476       482,807                --
                                                      ---------     ---------     ---------     ---------         ---------
  End of period....................................   $ 770,879     $ 726,908     $ 755,952     $ 536,476         $ 110,258
                                                      =========     =========     =========     =========         =========
SHARE TRANSACTIONS:
  Issued...........................................      23,794        45,897        23,912        17,425               644
  Issued in connection with acquisition............          --        30,887            --            --                --
  Issued in connection with conversion.............          --            --        14,063            --            11,324
  Reinvested.......................................         404           821           508         1,371                --(b)
  Redeemed.........................................     (20,680)      (41,383)      (15,750)      (11,865)             (927)
                                                      ---------     ---------     ---------     ---------         ---------
Change in shares...................................       3,518        36,222        22,733         6,931            11,041
                                                      =========     =========     =========     =========         =========
Undistributed (distributions in excess of)
  net investment income included in net assets:
  End of period....................................   $    (101)    $    (325)    $     288     $     396         $      --
                                                      =========     =========     =========     =========         =========

------------

(a) Period from commencement of operations.
(b) Dollar and share amounts are less than 1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                       JUNE 30,1997

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Ultra Short-Term Income Fund (previously named the Government ARM Fund), the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Income Bond Fund , and the Treasury & Agency Fund (individually a "Fund", collectively the "Funds") only. The Funds are each offered in Fiduciary Class, Class A and Class B Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Class B Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each Fund is a diversified mutual fund.

   The Trust entered into an Agreement and Plan of Reorganization (the "Agreement") with the Paragon Portfolio ("Paragon"), a Massachusetts business trust. Pursuant to the Agreement all of the assets and liabilities of each Paragon Fund transferred to a fund of The One Group in exchange for shares of the corresponding fund of The One Group. The statements of changes in net assets and financial highlights for periods prior to the reorganization, March 25, 1996, are presented for funds of The One Group only.

   The Funds investment objectives are as follows:

   FUND                              OBJECTIVE
   -----------------------------     -----------------------------------------------------------------
   Ultra Short-Term Income Fund      A high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

   Limited Volatility Bond Fund      Current income consistent with the preservation of capital through investment in high and medium-grade fixed-income
                                      securities.

   Intermediate Bond Fund            Current income consistent with the preservation of capital by investing in high and medium-grade fixed-income securities with intermediate maturities.

   Government Bond Fund              A high level of current income with liquidity and safety of principal.

   Income Bond Fund                  A high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt
                                      securities.

   Treasury & Agency Fund            A high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

       SECURITY VALUATION

       Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

       an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

       REPURCHASE AGREEMENTS

       The Funds may invest in repurchase agreements with institutions that Banc One Investment Advisors Corporation (the "Advisor") has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

       WRITTEN OPTIONS

       The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

       FUTURES CONTRACTS

       The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

       INDEXED SECURITIES

       The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

       MORTGAGE ROLLS

       The Funds may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

   SECURITIES LENDING

   To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 1997, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                MARKET VALUE
                                                                 OF LOANED
                                                                 SECURITIES
                                                                ------------
Limited Volatility Bond Fund.................................     $112,080
Intermediate Bond Fund.......................................      129,598
Government Bond Fund.........................................       30,498
Income Bond Fund.............................................       86,176
Treasury & Agency Fund.......................................       16,979

The loaned securities were fully collateralized by cash, U.S. Government securities, and commercial paper as of June 30, 1997.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

EXPENSES

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly for the Funds. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

ORGANIZATION COSTS

Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one fund of the Trust, have been allocated among the respective funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

FEDERAL INCOME TAXES

The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary, Class A, Class B, Class C and Service. Currently, the Trust consists of thirty three active funds and not all funds can offer all classes of shares. As of June 30, 1997, no shareholders were in Class C or the Service Class of the Funds. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the fiscal years ending June 30, 1997 and 1996:

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

                                                                              (Amounts in Thousands)

                                                     ULTRA SHORT-TERM           LIMITED VOLATILITY
                                                       INCOME FUND                  BOND FUND             INTERMEDIATE BOND FUND
                                                 ------------------------    ------------------------    ------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                  JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                    1997        1996(a)         1997          1996          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.................    $ 77,614      $ 35,008     $ 111,732     $ 196,323     $ 172,698      $102,645
  Proceeds from shares issued in connection
    with acquisition..........................          --            --            --       115,134            --            --
  Proceeds from shares issued in connection
    with conversion...........................          --            --            --            --       207,582            --
  Dividends reinvested........................         148           923         2,151         8,093           661         2,976
  Cost of shares redeemed.....................     (21,314)      (29,367)     (157,344)     (129,046)      (91,579)      (62,091)
                                                  --------      --------     ---------     ---------     ---------      --------
  Change in net assets from Fiduciary Share
    transactions..............................    $ 56,448      $  6,564     $ (43,461)    $ 190,504     $ 289,362      $ 43,530
                                                  ========      ========     =========     =========     =========      ========
CLASS A SHARES:
  Proceeds from shares issued.................    $ 29,729      $  2,666     $   5,026     $ 126,619     $   9,430      $ 12,374
  Proceeds from shares issued in connection
    with acquisition..........................          --            --            --         8,153            --            --
  Dividends reinvested........................         578            89           870           569           671           381
  Cost of shares redeemed.....................      (4,720)       (3,395)       (7,282)     (118,533)       (5,173)       (3,716)
                                                  --------      --------     ---------     ---------     ---------      --------
  Change in net assets from Class A Share
    transactions..............................    $ 25,587      $   (640)    $  (1,386)    $  16,808     $   4,928      $  9,039
                                                  ========      ========     =========     =========     =========      ========
CLASS B SHARES:
  Proceeds from shares issued.................    $  2,207      $  1,030     $     890     $   2,630     $   5,098      $  6,156
  Proceeds from shares issued in connection
    with acquisition..........................          --            --            --           386            --            --
  Dividends reinvested........................          64            16           230           135           332            80
  Cost of shares redeemed.....................        (607)          (55)       (1,152)         (704)       (1,420)         (333)
                                                  --------      --------     ---------     ---------     ---------      --------
  Change in net assets from Class B Share
    transactions..............................    $  1,664      $    991     $     (32)    $   2,447     $   4,010      $  5,903
                                                  ========      ========     =========     =========     =========      ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued......................................       7,886         3,560        10,686        19,600        17,457        10,266
  Issued in connection with acquisition.......          --            --            --        10,936            --            --
  Issued in connection with conversion........          --            --            --            --        20,926            --
  Reinvested..................................          15            94           206           768            67           296
  Redeemed....................................      (2,166)       (2,989)      (15,059)      (12,260)       (9,247)       (6,200)
                                                  --------      --------     ---------     ---------     ---------      --------
 Change in Fiduciary Shares..................        5,735           665        (4,167)       19,044        29,203         4,362
                                                  ========      ========     =========     =========     =========      ========
CLASS A SHARES:
  Issued......................................       3,018           269           482        11,297           951         1,231
  Issued in connection with acquisition.......          --            --            --           775            --            --
  Reinvested..................................          59            10            83            54            68            39
  Redeemed....................................        (480)         (344)         (697)      (11,265)         (522)         (373)
                                                  --------      --------     ---------     ---------     ---------      --------
  Change in Class A Shares....................       2,597           (65)         (132)          861           497           897
                                                  ========      ========     =========     =========     =========      ========
CLASS B SHARES:
  Issued......................................         225           105            85           215           515           617
  Issued in connection with acquisition.......          --            --            --            36            --            --
  Reinvested..................................           7             1            22            12            34             8
  Redeemed....................................         (62)           (5)         (110)          (68)         (144)          (34)
                                                  --------      --------     ---------     ---------     ---------      --------
  Change in Class B Shares....................         170           101            (3)          195           405           591
                                                  ========      ========     =========     =========     =========      ========

------------

(a) Previously named the Government ARM Fund.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

                                                                               (Amounts in Thousands)
                                                                                                            TREASURY & AGENCY
                                                        GOVERNMENT BOND FUND          INCOME BOND FUND              FUND
                                                      ------------------------    ------------------------    -----------------
                                                      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    JANUARY 20, 1997
                                                       JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,     THROUGH JUNE 30,
                                                         1997          1996          1997          1996            1997(a)
                                                      ----------    ----------    ----------    ----------    -----------------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued......................   $ 217,351     $ 135,419     $ 210,985     $ 154,901         $   6,235
  Proceeds from shares issued in connection with
    acquisition....................................          --       273,384            --            --                --
  Proceeds from shares issued in connection with
    conversion.....................................          --            --       132,470            --           113,243
  Dividends reinvested.............................       1,826         7,234         3,766        12,601                --(b)
  Cost of shares redeemed..........................    (181,374)     (128,141)     (142,285)     (109,230)           (9,231)
                                                      ---------     ---------     ---------     ---------         ---------
  Change in net assets from Fiduciary Share
    transactions...................................   $  37,803     $ 287,896     $ 204,936     $  58,272         $ 110,247
                                                      =========     =========     =========     =========         =========
CLASS A SHARES:
  Proceeds from shares issued......................   $   9,184     $ 307,157     $   7,637     $   6,470         $      94
  Proceeds from shares issued in connection with
    acquisition....................................          --        26,507            --            --                --
  Dividends reinvested.............................       1,575           647           647           391                --(b)
  Cost of shares redeemed..........................     (15,371)     (278,122)       (4,192)       (3,302)               --
                                                      ---------     ---------     ---------     ---------         ---------
  Change in net assets from Class A Share
    transactions...................................   $  (4,612)    $  56,189     $   4,092     $   3,559         $      94
                                                      =========     =========     =========     =========         =========
CLASS B SHARES:
  Proceeds from shares issued......................   $   2,918     $   9,312     $   5,936     $   4,798         $      80
  Proceeds from shares issued in connection with
    acquisition....................................          --         1,973            --            --                --
  Dividends reinvested.............................         480           200           344           114                --(b)
  Cost of shares redeemed..........................      (2,599)         (954)       (1,601)         (558)               --(b)
                                                      ---------     ---------     ---------     ---------         ---------
  Change in net assets from Class B Share
    transactions...................................   $     799     $  10,531     $   4,679     $   4,354         $      80
                                                      =========     =========     =========     =========         =========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued...........................................      22,536        16,246        22,470        16,245               627
  Issued in connection with acquisition............          --        27,974            --            --                --
  Issued in connection with conversion.............          --            --        14,063            --            11,324
  Reinvested.......................................         190           735           403         1,318                --(b)
  Redeemed.........................................     (18,817)      (12,833)      (15,133)      (11,460)             (927)
                                                      ---------     ---------     ---------     ---------         ---------
  Change in Fiduciary Shares.......................       3,909        32,122        21,803         6,103            11,024
                                                      =========     =========     =========     =========         =========
CLASS A SHARES:
  Issued...........................................         956        28,902           814           680                 9
  Issued in connection with acquisition............          --         2,711            --            --                --
  Reinvested.......................................         164            66            69            41                --(b)
  Redeemed.........................................      (1,593)      (28,451)         (448)         (347)               --
                                                      ---------     ---------     ---------     ---------         ---------
  Change in Class A Shares.........................        (473)        3,228           435           374                 9
                                                      =========     =========     =========     =========         =========
CLASS B SHARES:
  Issued...........................................         302           749           628           500                 8
  Issued in connection with acquisition............          --           202            --            --                --
  Reinvested.......................................          50            20            36            12                --(b)
  Redeemed.........................................        (270)          (99)         (169)          (58)               --(b)
                                                      ---------     ---------     ---------     ---------         ---------
  Change in Class B Shares.........................          82           872           495           454                 8
                                                      =========     =========     =========     =========         =========

------------

(a) Period from commencement of operations.
(b) Dollar and share amounts are less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.60% of the Income Bond Fund, the Intermediate Bond Fund and the Limited Volatility Bond Fund; 0.55% of the Ultra Short-Term Income Fund; 0.45% of the Government Bond Fund; and 0.40% of the Treasury & Agency Fund.

   The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund--the "Institutional Money Market Funds"); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A and Class B Shares are subject to a distribution and shareholder services plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund, 0.75% of average daily net assets of the Class B Shares of Ultra Short-Term Income Fund, Limited Volatility Bond Fund and Treasury & Agency Fund and 0.90% of average daily net assets of Intermediate Bond Fund, Government Bond Fund and Income Bond Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Adviser), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the period ended June 30, 1997, the Distributor received $952,230 from commissions earned on sales of Class A Shares and redemptions of Class B Shares, of which the Distributor re-allowed $936,799 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the period ended June 30, 1997, fees in the following amounts were waived (amounts in thousands):

                                                                                                  12B-1 FEES
                                                            INVESTMENT                              WAIVED
                                                           ADVISORY FEES    ADMINISTRATION    ------------------
                                                              WAIVED         FEES WAIVED      CLASS A    CLASS B
                                                           -------------    --------------    -------    -------
   Ultra Short-Term Income Fund.........................      $   343            $ 96           $13        $ 5
   Limited Volatility Bond Fund.........................        1,831              --            21         15
   Intermediate Bond Fund...............................        1,092              --            15          8
   Government Bond Fund.................................          195             220            37         11
   Income Bond Fund.....................................        1,291              --            12          9
   Treasury & Agency Fund...............................           99              68            --         --

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the period ended June 30, 1997 were as follows (amounts in thousands):

                                                               U.S. GOVERNMENT
                                                                 SECURITIES            OTHER SECURITIES
                                                            ---------------------    ---------------------
                                                            PURCHASES     SALES      PURCHASES     SALES
                                                            ---------    --------    ---------    --------
   Ultra Short-Term Income Bond Fund.....................   $ 103,208    $ 55,715    $  32,312    $  7,013
   Limited Volatility Bond Fund..........................     236,987     337,634      149,624     100,204
   Intermediate Bond Fund................................     356,607     175,250      147,606      40,473
   Government Bond Fund..................................     461,056     424,490           --          --
   Income Bond Fund......................................     273,442     191,748      299,740     154,985
   Treasury & Agency Fund................................      60,025      63,239           --          --

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in securities.

7. REORGANIZATIONS:

   The Trust entered an Agreement and Plan of Reorganization ("Reorganization") with Paragon pursuant to which all of the assets and liabilities of each Paragon Fund transferred to a fund of The One Group in exchange for shares of the corresponding fund of The One Group. The Paragon Short-Term Government Fund and the Paragon Intermediate-Term Bond Fund transferred their assets and liabilities to the Limited Volatility Bond Fund and the Government Bond Fund, respectively. The Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on March 25, 1996 following approval by shareholders of Paragon at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the Reorganization (amounts in thousands except net asset value):

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

                                                                                                 AFTER
                                                                    BEFORE REORGANIZATION   REORGANIZATION
                                                                  -----------------------  -----------------
                                                                   PARAGON
                                                                  SHORT-TERM     LIMITED        LIMITED
                                                                  GOVERNMENT    VOLATILITY     VOLATILITY
                                                                     FUND       BOND FUND      BOND FUND
                                                                  ----------    ---------    --------------
   Shares......................................................      12,208       39,898          51,646
   Net Assets..................................................    $123,673     $420,044        $543,717
   Net Asset Value:
     Fiduciary.................................................                 $  10.53        $  10.53
     Class A...................................................    $  10.13     $  10.52        $  10.52
     Class B...................................................    $  10.13     $  10.59        $  10.59
   Unrealized Appreciation (Depreciation)......................    $   (785)    $  4,397        $  3,612

                                                                                                  AFTER
                                                                   BEFORE REORGANIZATION       REORGANIZATION
                                                                ---------------------------    --------------
                                                                   PARAGON
                                                                INTERMEDIATE-
                                                                  TERM BOND      GOVERNMENT      GOVERNMENT
                                                                    FUND         BOND FUND       BOND FUND
                                                                -------------    ----------    --------------
   Shares....................................................        29,536         44,653          75,540
   Net Assets................................................     $ 301,865       $436,393        $738,258
   Net Asset Value:
     Fiduciary...............................................                     $   9.77        $   9.77
     Class A.................................................     $   10.22       $   9.78        $   9.78
     Class B.................................................     $   10.25       $   9.77        $   9.77
   Unrealized Appreciation...................................     $   2,883       $  5,934        $  8,817

   Additionally, the Limited Volatility Bond Fund and the Government Bond Fund had capital loss carryforwards from Paragon of approximately $1,106,000 and $3,757,000, respectively.

8. CONVERSION OF COMMON TRUST FUNDS:

   On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                     NET ASSET
                                                                                       VALUE
                                                             SHARES    NET ASSETS    PER SHARE      UNREALIZED
                                                             ISSUED    CONVERTED       ISSUED      APPRECIATION
                                                             ------    ----------    ----------    ------------
   Income Bond Fund.......................................   14,063     $132,470       $ 9.42         $4,511
   Intermediate Bond Fund.................................   20,926     $207,582       $ 9.92         $1,740
   Treasury & Agency Fund.................................   11,324     $113,243       $10.00         $1,909

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                            JUNE 30,1997

9. FEDERAL TAX INFORMATION (UNAUDITED):

   At June 30, 1997 the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                                CAPITAL LOSS
                                                                             CARRYFORWARD (000)    EXPIRES
                                                                             ------------------    -------
   Ultra Short-Term Income Fund...........................................         $2,283            2003
   Ultra Short-Term Income Fund...........................................          1,065            2004
   Ultra Short-Term Income Fund...........................................            682            2005
   Limited Volatility Bond Fund...........................................            197            2000
   Limited Volatility Bond Fund...........................................            165            2001
   Limited Volatility Bond Fund...........................................            443            2002
   Limited Volatility Bond Fund...........................................          2,720            2003
   Limited Volatility Bond Fund...........................................          3,301            2004
   Limited Volatility Bond Fund...........................................            651            2005
   Intermediate Bond Fund.................................................            222            2000
   Intermediate Bond Fund.................................................            845            2001
   Intermediate Bond Fund.................................................          1,321            2002
   Intermediate Bond Fund.................................................          1,980            2003
   Intermediate Bond Fund.................................................            530            2005
   Government Bond Fund...................................................          2,565            2002
   Government Bond Fund...................................................         10,809            2003
   Government Bond Fund...................................................          5,314            2004
   Income Bond Fund.......................................................         50,654            2003
   Income Bond Fund.......................................................          1,963            2004

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 1998 (amounts in thousands):

                                                                         POST-OCTOBER
                                                                     CAPITAL LOSSES (000)
                                                                     --------------------
   Ultra Short-Term Income Fund...................................          $   37
   Limited Volatility Bond Fund...................................           3,705
   Intermediate Bond Fund.........................................             384
   Government Bond Fund...........................................           2,425
   Income Bond Fund...............................................           2,089

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          ULTRA SHORT-TERM INCOME FUND
                                                             ------------------------------------------------------
                                                                                   FIDUCIARY
                                                             ------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                             ------------------------------------------------------
                                                               1997       1996       1995        1994      1993(a)
                                                             --------    -------    -------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................   $   9.79    $  9.84    $  9.85    $  10.03    $  10.00
                                                             --------    -------    -------    --------    --------
Investment Activities
  Net investment income...................................       0.62       0.62       0.55        0.36        0.17
  Net realized and unrealized gains (losses) from
    investments
    and futures...........................................       0.05      (0.07)     (0.05)      (0.15)       0.03
                                                             --------    -------    -------    --------    --------
    Total from Investment Activities......................       0.67       0.55       0.50        0.21        0.20
                                                             --------    -------    -------    --------    --------
Distributions
  Net investment income...................................      (0.59)     (0.60)     (0.48)      (0.37)      (0.17)
  In excess of net investment income......................         --         --      (0.03)      (0.02)         --
                                                             --------    -------    -------    --------    --------
    Total Distributions...................................      (0.59)     (0.60)     (0.51)      (0.39)      (0.17)
                                                             --------    -------    -------    --------    --------
NET ASSET VALUE,
  END OF PERIOD...........................................   $   9.87    $  9.79    $  9.84    $   9.85    $  10.03
                                                             ========    =======    =======    ========    ========
Total Return..............................................       7.14%      5.71%      5.14%       2.16%       4.93%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................   $114,413    $57,276    $51,050    $139,593    $154,413
  Ratio of expenses to average net assets.................       0.35%      0.45%      0.61%       0.65%       0.58%(b)
  Ratio of net investment income to average net assets....       6.02%      6.20%      5.18%       3.70%       4.71%(b)
  Ratio of expenses to average net assets*................       0.81%      1.06%      1.01%       0.81%       1.03%(b)
  Ratio of net investment income to average net assets*...       5.56%      5.59%      4.78%       3.54%       4.26%(b)
  Portfolio Turnover (c)..................................      70.36%     67.65%      2.91%     242.20%     109.96%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on February 2, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             ULTRA SHORT-TERM INCOME FUND
                                                                  --------------------------------------------------
                                                                                       CLASS A
                                                                  --------------------------------------------------
                                                                                 YEARS ENDED JUNE 30,
                                                                  --------------------------------------------------
                                                                   1997       1996      1995      1994      1993(a)
                                                                  -------    ------    ------    -------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD..........................................   $  9.78    $ 9.83    $ 9.84    $ 10.03     $10.00
                                                                  -------    ------    ------    -------    -------
Investment Activities
  Net investment income........................................      0.58      0.58      0.52       0.36       0.14
  Net realized and unrealized gains (losses) from investments
    and futures................................................      0.09     (0.06)    (0.06)     (0.17)      0.03
                                                                  -------    ------    ------    -------    -------
    Total from Investment Activities...........................      0.67      0.52      0.46       0.19       0.17
                                                                  -------    ------    ------    -------    -------
Distributions
  Net investment income........................................     (0.58)    (0.57)    (0.46)     (0.34)     (0.14)
  In excess of net investment income...........................        --        --     (0.01)     (0.04)        --
                                                                  -------    ------    ------    -------    -------
    Total Distributions........................................     (0.58)    (0.57)    (0.47)     (0.38)     (0.14)
                                                                  -------    ------    ------    -------    -------
NET ASSET VALUE,
  END OF PERIOD................................................   $  9.87    $ 9.78    $ 9.83    $  9.84     $10.03
                                                                  -------    ------    ------    -------     ------
Total Return (Excludes Sales Charge)...........................      7.00%     5.42%     4.84%      1.95%      4.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)............................   $29,643    $3,969    $4,631    $19,053     $3,106
  Ratio of expenses to average net assets......................      0.61%     0.70%     0.86%      0.89%      0.81%(b)
  Ratio of net investment income to average net assets.........      5.78%     5.95%     4.88%      3.54%      4.47%(b)
  Ratio of expenses to average net asset*......................      1.17%     1.41%     1.36%      1.14%      1.34%(b)
  Ratio of net investment income to average net asset*.........      5.22%     5.24%     4.38%      3.29%      3.95%(b)
  Portfolio Turnover (c).......................................     70.36%    67.65%     2.91%    242.20%    109.96%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on March 10, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  ULTRA SHORT-TERM INCOME FUND
                                                                             --------------------------------------
                                                                                            CLASS B
                                                                             --------------------------------------
                                                                                      YEARS ENDED JUNE 30,
                                                                             --------------------------------------
                                                                              1997      1996      1995     1994(a)
                                                                             ------    ------    ------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................................   $ 9.76    $ 9.84    $ 9.86    $  9.98
                                                                             ------    ------    ------    -------
Investment Activities
  Net investment income...................................................     0.54      0.52      0.47       0.12
  Net realized and unrealized gains (losses) from investments and
    futures...............................................................     0.05     (0.07)    (0.04)     (0.11)
                                                                             ------    ------    ------    -------
    Total from Investment Activities......................................     0.59      0.45      0.43       0.01
                                                                             ------    ------    ------    -------
Distributions
  Net investment income...................................................    (0.54)    (0.53)    (0.45)     (0.12)
  In excess of net investment income......................................       --        --        --      (0.01)
                                                                             ------    ------    ------    -------
    Total Distributions...................................................    (0.54)    (0.53)    (0.45)     (0.13)
                                                                             ------    ------    ------    -------
NET ASSET VALUE,
  END OF PERIOD...........................................................   $ 9.81    $ 9.76    $ 9.84    $  9.86
                                                                             ======    ======    ======    =======
Total Return (Excludes Sales Charge)......................................     6.22%     4.63%     4.77%     (0.09)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................................   $2,818    $1,144    $  160    $    15
  Ratio of expenses to average net assets.................................     1.07%     1.20%     1.31%      1.41% (c)
  Ratio of net investment income to average net assets....................     5.18%     5.45%     4.91%      3.49% (c)
  Ratio of expenses to average net assets*................................     1.81%     2.06%     1.96%      1.83% (c)
  Ratio of net investment income to average net assets*...................     4.44%     4.59%     4.26%      3.07% (c)
  Portfolio Turnover (d)..................................................    70.36%    67.65%     2.91%    242.20%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         LIMITED VOLATILITY BOND FUND
                                                           --------------------------------------------------------
                                                                                  FIDUCIARY
                                                           --------------------------------------------------------
                                                                             YEARS ENDED JUNE 30,
                                                           --------------------------------------------------------
                                                             1997        1996        1995        1994        1993
                                                           --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................   $  10.42    $  10.53    $  10.33    $  10.87    $  10.72
                                                           --------    --------    --------    --------    --------
Investment Activities
  Net investment income.................................       0.63        0.64        0.60        0.54        0.61
  Net realized and unrealized gains (losses) from
    investments
    and futures.........................................       0.05       (0.11)       0.19       (0.45)       0.25
                                                           --------    --------    --------    --------    --------
    Total from Investment Activities....................       0.68        0.53        0.79        0.09        0.86
                                                           --------    --------    --------    --------    --------
Distributions
  Net investment income.................................      (0.63)      (0.64)      (0.59)      (0.55)      (0.62)
  In excess of net investment income....................         --          --          --       (0.02)         --
  Net realized gains....................................         --          --          --       (0.06)      (0.09)
                                                           --------    --------    --------    --------    --------
    Total Distributions.................................      (0.63)      (0.64)      (0.59)      (0.63)      (0.71)
                                                           --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD.........................................   $  10.47    $  10.42    $  10.53    $  10.33    $  10.87
                                                           ========    ========    ========    ========    ========
Total Return............................................       6.75%       5.13%       7.96%       0.79%       8.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................   $563,979    $604,916    $410,746    $447,394    $397,820
  Ratio of expenses to average net assets...............       0.51%       0.51%       0.52%       0.50%       0.56%
  Ratio of net investment income to average net
    assets..............................................       6.06%       6.06%       5.82%       5.10%       5.70%
  Ratio of expenses to average net assets*..............       0.81%       0.82%       0.85%       0.85%       0.90%
  Ratio of net investment income to average net
    assets*.............................................       5.76%       5.75%       5.49%       4.75%       5.36%
  Portfolio Turnover (a)................................      66.61%      75.20%      76.43%      30.61%      40.28%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           LIMITED VOLATILITY BOND FUND
                                                                ---------------------------------------------------
                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                                ---------------------------------------------------
                                                                 1997       1996       1995       1994       1993
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................................   $ 10.41    $ 10.52    $ 10.32    $ 10.87    $ 10.72
                                                                -------    -------    -------    -------    -------
Investment Activities
  Net investment income......................................      0.61       0.63       0.56       0.52       0.59
  Net realized and unrealized gains (losses) from investments
    and futures..............................................      0.05      (0.13)      0.21      (0.46)      0.24
                                                                -------    -------    -------    -------    -------
    Total from Investment Activities.........................      0.66       0.50       0.77       0.06       0.83
                                                                -------    -------    -------    -------    -------
Distributions
  Net investment income......................................     (0.61)     (0.61)     (0.56)     (0.51)     (0.59)
  In excess of net investment income.........................        --         --      (0.01)     (0.04)        --
  Net realized gains.........................................        --         --         --      (0.06)     (0.09)
                                                                -------    -------    -------    -------    -------
    Total Distributions......................................     (0.61)     (0.61)     (0.57)     (0.61)     (0.68)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD..............................................   $ 10.46    $ 10.41    $ 10.52    $ 10.32    $ 10.87
                                                                =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge).........................      6.47%      4.86%      7.67%      0.49%      8.04%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........................   $20,055    $21,343    $12,516    $15,216    $15,719
  Ratio of expenses to average net assets....................      0.76%      0.76%      0.77%      0.75%      0.76%
  Ratio of net investment income to average net assets.......      5.81%      5.81%      5.57%      4.92%      5.35%
  Ratio of expenses to average net assets*...................      1.16%      1.17%      1.20%      1.20%      1.27%
  Ratio of net investment income to average net assets*......      5.41%      5.40%      5.14%      4.47%      4.84%
  Portfolio Turnover (a).....................................     66.61%     75.20%     76.43%     30.61%     40.28%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  LIMITED VOLATILITY BOND FUND
                                                                             --------------------------------------
                                                                                            CLASS B
                                                                             --------------------------------------
                                                                                      YEARS ENDED JUNE 30,
                                                                             --------------------------------------
                                                                              1997      1996      1995     1994(a)
                                                                             ------    ------    ------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................................   $10.49    $10.60    $10.40     $10.78
                                                                             ------    ------    ------     ------
Investment Activities
  Net investment income...................................................     0.55      0.55      0.53       0.17
  Net realized and unrealized gains (losses) from investments and
    futures...............................................................     0.04     (0.10)     0.19      (0.37)
                                                                             ------    ------    ------     ------
    Total from Investment Activities......................................     0.59      0.45      0.72      (0.20)
                                                                             ------    ------    ------     ------
Distributions
  Net investment income...................................................    (0.55)    (0.56)    (0.52)     (0.15)
  In excess of net realized gains.........................................       --        --        --      (0.03)
                                                                             ------    ------    ------     ------
    Total Distributions...................................................    (0.55)    (0.56)    (0.52)     (0.18)
                                                                             ------    ------    ------     ------
NET ASSET VALUE,
  END OF PERIOD...........................................................   $10.53    $10.49    $10.60     $10.40
                                                                             ======    ======    ======     ======
Total Return (Excludes Sales Charge)......................................     5.74%     4.28%     7.18%     (1.81)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................................   $4,920    $4,923    $2,906     $1,974
  Ratio of expenses to average net assets.................................     1.20%     1.26%     1.28%      1.26%(c)
  Ratio of net investment income to average net assets....................     5.21%     5.31%     5.10%      4.39%(c)
  Ratio of expenses to average net assets*................................     1.81%     1.82%     1.86%      1.86%(c)
  Ratio of net investment income to average net assets*...................     4.60%     4.75%     4.52%      3.79%(c)
  Portfolio Turnover (d)..................................................    66.61%    75.20%    76.43%     30.61%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INTERMEDIATE BOND FUND
                                                             ------------------------------------------------------
                                                                                   FIDUCIARY
                                                             ------------------------------------------------------
                                                                              YEARS ENDED JUNE 30,
                                                             ------------------------------------------------------
                                                               1997        1996        1995       1994       1993
                                                             --------    --------    --------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................   $   9.84    $  10.01    $   9.72    $ 10.51    $ 10.09
                                                             --------    --------    --------    -------    -------
Investment Activities
  Net investment income...................................       0.65        0.66        0.66       0.60       0.63
  Net realized and unrealized gains (losses) from
    investments
    and futures...........................................       0.08       (0.17)       0.29      (0.67)      0.42
                                                             --------    --------    --------    -------    -------
    Total from Investment Activities......................       0.73        0.49        0.95      (0.07)      1.05
                                                             --------    --------    --------    -------    -------
Distributions
  Net investment income...................................      (0.65)      (0.66)      (0.66)     (0.60)     (0.63)
  In excess of net investment income......................         --          --          --      (0.02)        --
  Net realized gains......................................         --          --          --      (0.10)        --
                                                             --------    --------    --------    -------    -------
    Total Distributions...................................      (0.65)      (0.66)      (0.66)     (0.72)     (0.63)
                                                             --------    --------    --------    -------    -------
NET ASSET VALUE,
  END OF PERIOD...........................................   $   9.92    $   9.84    $  10.01    $  9.72    $ 10.51
                                                             ========    ========    ========    =======    =======
Total Return..............................................       7.68%       4.95%      10.15%     (0.74)%    10.67%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................   $522,423    $230,812    $191,216    $98,483    $44,252
  Ratio of expenses to average net assets.................       0.54%       0.54%       0.56%      0.32%      0.39%
  Ratio of net investment income to average net assets....       6.63%       6.56%       6.88%      6.04%      6.14%
  Ratio of expenses to average net assets*................       0.81%       0.87%       0.99%      0.87%      1.17%
  Ratio of net investment income to average net assets*...       6.36%       6.23%       6.45%      5.49%      5.36%
  Portfolio Turnover (a)..................................      55.91%     101.06%      99.71%     85.62%     21.51%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                       INTERMEDIATE BOND FUND
                                                                                   ------------------------------
                                                                                              CLASS A
                                                                                   ------------------------------
                                                                                        YEARS ENDED JUNE 30,
                                                                                   ------------------------------
                                                                                    1997       1996      1995(a)
                                                                                   -------    -------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................................................   $  9.87    $ 10.04     $ 9.45
                                                                                   -------    -------     ------
Investment Activities
  Net investment income.........................................................      0.63       0.64       0.37
  Net realized and unrealized gains (losses) from investments and futures.......      0.08      (0.17)      0.59
                                                                                   -------    -------     ------
    Total from Investment Activities............................................      0.71       0.47       0.96
                                                                                   -------    -------     ------
Distributions
  Net investment income.........................................................     (0.63)     (0.64)     (0.37)
                                                                                   -------    -------     ------
    Total Distributions.........................................................     (0.63)     (0.64)     (0.37)
                                                                                   -------    -------     ------
NET ASSET VALUE,
  END OF PERIOD.................................................................   $  9.95    $  9.87     $10.04
                                                                                   =======    =======     ======
Total Return (Excludes Sales Charge)............................................      7.40%      4.77%     10.29%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................................   $18,763    $13,706     $4,941
  Ratio of expenses to average net assets.......................................      0.78%      0.79%      0.83%(c)
  Ratio of net investment income to average net assets..........................      6.35%      6.31%      6.64%(c)
  Ratio of expenses to average net assets*......................................      1.16%      1.22%      1.66%(c)
  Ratio of net investment income to average net assets*.........................      5.97%      5.88%      5.81%(c)
  Portfolio Turnover (d)........................................................     55.91%    101.06%     99.71

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced operations November 30, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                       INTERMEDIATE BOND FUND
                                                                                   ------------------------------
                                                                                              CLASS B
                                                                                   ------------------------------
                                                                                        YEARS ENDED JUNE 30,
                                                                                   ------------------------------
                                                                                    1997       1996      1995(a)
                                                                                   -------    -------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................................................   $  9.83    $ 10.01     $ 9.45
                                                                                   -------    -------     ------
Investment Activities
  Net investment income.........................................................      0.56       0.58       0.23
  Net realized and unrealized gains (losses) from investments and futures.......      0.09      (0.18)      0.56
                                                                                   -------    -------     ------
    Total from Investment Activities............................................      0.65       0.40       0.79
                                                                                   -------    -------     ------
Distributions
  Net investment income.........................................................     (0.56)     (0.58)     (0.23)
                                                                                   -------    -------     ------
    Total Distributions.........................................................     (0.56)     (0.58)     (0.23)
                                                                                   -------    -------     ------
NET ASSET VALUE,
  END OF PERIOD.................................................................   $  9.92    $  9.83     $10.01
                                                                                   =======    =======     ======
Total Return (Excludes Sales Charge)............................................      6.83%      4.10%      8.22%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................................   $10,152    $ 6,077     $  266
  Ratio of expenses to average net assets.......................................      1.44%      1.44%      1.51%(c)
  Ratio of net investment income to average net assets..........................      5.71%      5.66%      6.15%(c)
  Ratio of expenses to average net assets*......................................      1.81%      1.87%      2.34%(c)
  Ratio of net investment income to average net assets*.........................      5.34%      5.23%      5.31%(c)
  Portfolio Turnover (d)........................................................     55.91%    101.06%     99.71%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced operations on November 30, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             GOVERNMENT BOND FUND
                                                            -------------------------------------------------------
                                                                                   FIDUCIARY
                                                            -------------------------------------------------------
                                                                             YEARS ENDED JUNE 30,
                                                            -------------------------------------------------------
                                                              1997        1996        1995        1994      1993(a)
                                                            --------    --------    --------    --------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................   $   9.56    $   9.81    $   9.35    $  10.15    $ 10.00
                                                            --------    --------    --------    --------    -------
Investment Activities
  Net investment income..................................       0.62        0.62        0.62        0.51       0.20
  Net realized and unrealized gains (losses) from
    investments and futures..............................       0.13       (0.25)       0.46       (0.77)      0.15
                                                            --------    --------    --------    --------    -------
    Total from Investment Activities.....................       0.75        0.37        1.08       (0.26)      0.35
                                                            --------    --------    --------    --------    -------
Distributions
  Net investment income..................................      (0.62)      (0.62)      (0.61)      (0.50)     (0.20)
  In excess of net investment income.....................         --          --       (0.01)      (0.02)        --
  In excess of net realized gains........................         --          --          --       (0.02)        --
                                                            --------    --------    --------    --------    -------
    Total Distributions..................................      (0.62)      (0.62)      (0.62)      (0.54)     (0.20)
                                                            --------    --------    --------    --------    -------
NET ASSET VALUE,
  END OF PERIOD..........................................   $   9.69    $   9.56    $   9.81    $   9.35    $ 10.15
                                                            ========    ========    ========    ========    =======
Total Return.............................................       8.10%       3.81%      12.04%      (2.73)%     9.03%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................   $724,423    $677,326    $379,826    $209,692    $52,152
  Ratio of expenses to average net assets................       0.62%       0.68%       0.71%       0.68%      0.69%(b)
  Ratio of net investment income to average net assets...       6.45%       6.34%       6.65%       5.13%      5.43%(b)
  Ratio of expenses to average net assets*...............       0.68%       0.69%       0.73%       0.71%      1.05%(b)
  Ratio of net investment income to average net
    assets*..............................................       6.39%       6.33%       6.63%       5.10%      5.07%(b)
  Portfolio Turnover (c).................................      60.53%      62.70%     106.14%     377.78%    139.24%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Fund commenced offering on February 8, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               GOVERNMENT BOND FUND
                                                                ---------------------------------------------------
                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                                ---------------------------------------------------
                                                                 1997       1996       1995       1994      1993(a)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................................   $  9.56    $  9.81    $  9.35    $ 10.17    $ 10.22
                                                                -------    -------    -------    -------    -------
Investment Activities
  Net investment income......................................      0.60       0.60       0.61       0.48       0.17
  Net realized and unrealized gains (losses) from investments
    and futures..............................................      0.13      (0.25)      0.45      (0.79)     (0.05)
                                                                -------    -------    -------    -------    -------
    Total from Investment Activities.........................      0.73       0.35       1.06      (0.31)      0.12
                                                                -------    -------    -------    -------    -------
Distributions
  Net investment income......................................     (0.60)     (0.60)     (0.59)     (0.47)     (0.17)
  In excess of net investment income.........................        --         --      (0.01)     (0.02)        --
  In excess of net realized gains............................        --         --         --      (0.02)        --
                                                                -------    -------    -------    -------    -------
    Total Distributions......................................     (0.60)     (0.60)     (0.60)     (0.51)     (0.17)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD..............................................   $  9.69    $  9.56    $  9.81    $  9.35    $ 10.17
                                                                =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge).........................      7.83%      3.58%     11.84%     (3.16)%     5.35%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........................   $34,727    $38,800    $ 8,130    $ 1,690    $   840
  Ratio of expenses to average net assets....................      0.87%      0.93%      0.97%      0.92%      0.95%(b)
  Ratio of net investment income to average net assets.......      6.20%      6.09%      6.46%      4.84%      5.56%(b)
  Ratio of expenses to average net assets*...................      1.03%      1.04%      1.09%      1.05%      1.44%(b)
  Ratio of net investment income to average net assets*......      6.04%      5.98%      6.34%      4.71%      5.07%(b)
  Portfolio Turnover (c).....................................     60.53%     62.70%    106.14%    377.78%    139.24%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class A Shares commenced offering on March 6, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    GOVERNMENT BOND FUND
                                                                          ----------------------------------------
                                                                                          CLASS B
                                                                          ----------------------------------------
                                                                                    YEARS ENDED JUNE 30,
                                                                          ----------------------------------------
                                                                           1997       1996       1995      1994(a)
                                                                          -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD..................................................   $  9.56    $  9.81    $  9.35    $ 10.04
                                                                          -------    -------    -------    -------
Investment Activities
  Net investment income................................................      0.54       0.54       0.55       0.18
  Net realized and unrealized gains (losses) from investments and
    futures............................................................      0.13      (0.25)      0.46      (0.69)
                                                                          -------    -------    -------    -------
    Total from Investment Activities...................................      0.67       0.29       1.01      (0.51)
                                                                          -------    -------    -------    -------
Distributions
  Net investment income................................................     (0.54)     (0.54)     (0.55)     (0.16)
  In excess of net investment income...................................        --         --         --      (0.02)
                                                                          -------    -------    -------    -------
    Total Distributions................................................     (0.54)     (0.54)     (0.55)     (0.18)
                                                                          -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD........................................................   $  9.69    $  9.56    $  9.81    $  9.35
                                                                          =======    =======    =======    =======
Total Return (Excludes Sales Charge)...................................      7.14%      2.95%     11.20%     (4.99)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................................   $11,729    $10,782    $ 2,513    $   656
  Ratio of expenses to average net assets..............................      1.52%      1.58%      1.62%      1.52%(c)
  Ratio of net investment income to average net assets.................      5.55%      5.44%      5.76%      4.60%(c)
  Ratio of expenses to average net assets*.............................      1.68%      1.69%      1.74%      1.63%(c)
  Ratio of net investment income to average net assets*................      5.39%      5.33%      5.64%      4.49%(c)
  Portfolio Turnover (d)...............................................     60.53%     62.70%    106.14%    377.78%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               INCOME BOND FUND
                                                           --------------------------------------------------------
                                                                                  FIDUCIARY
                                                           --------------------------------------------------------
                                                                             YEARS ENDED JUNE 30,
                                                           --------------------------------------------------------
                                                             1997        1996        1995        1994        1993
                                                           --------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................   $   9.33    $   9.54    $   9.23    $  10.43    $  10.18
                                                           --------    --------    --------    --------    --------
Investment Activities
  Net investment income.................................       0.64        0.65        0.64        0.54        0.66
  Net realized and unrealized gains (losses) from
    investments and futures.............................       0.09       (0.21)       0.35       (0.74)       0.38
                                                           --------    --------    --------    --------    --------
    Total from Investment Activities....................       0.73        0.44        0.99       (0.20)       1.04
                                                           --------    --------    --------    --------    --------
Distributions
  Net investment income.................................      (0.64)      (0.65)      (0.64)      (0.57)      (0.66)
  Net realized gains....................................         --          --       (0.04)      (0.43)      (0.13)
                                                           --------    --------    --------    --------    --------
    Total Distributions.................................      (0.64)      (0.65)      (0.68)      (1.00)      (0.79)
                                                           --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD.........................................   $   9.42    $   9.33    $   9.54    $   9.23    $  10.43
                                                           ========    ========    ========    ========    ========
Total Return............................................       8.10%       4.62%      11.29%      (2.54)%     10.62%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................   $730,754    $520,239    $474,124    $560,071    $483,291
  Ratio of expenses to average net assets...............       0.60%       0.59%       0.59%       0.53%       0.56%
  Ratio of net investment income to average net
    assets..............................................       6.85%       6.76%       6.94%       5.35%       6.44%
  Ratio of expenses to average net assets*..............       0.80%       0.81%       0.86%       0.85%       0.90%
  Ratio of net investment income to average net
    assets*.............................................       6.65%       6.54%       6.67%       5.03%       6.10%
  Portfolio Turnover (a)................................      55.18%      95.52%     262.25%     131.04%     143.52%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 INCOME BOND FUND
                                                                ---------------------------------------------------
                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                                ---------------------------------------------------
                                                                 1997       1996       1995       1994       1993
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................................   $  9.32    $  9.54    $  9.22    $ 10.43    $ 10.16
                                                                -------    -------    -------    -------    -------
Investment Activities
  Net investment income......................................      0.62       0.63       0.61       0.52       0.63
  Net realized and unrealized gains (losses) from investments
    and futures..............................................      0.09      (0.23)      0.36      (0.75)      0.41
                                                                -------    -------    -------    -------    -------
    Total from Investment Activities.........................      0.71       0.40       0.97      (0.23)      1.04
                                                                -------    -------    -------    -------    -------
Distributions
  Net investment income......................................     (0.62)     (0.62)     (0.60)     (0.55)     (0.64)
  In excess of net investment income.........................        --         --      (0.01)        --         --
  Net realized gains.........................................        --         --      (0.04)     (0.43)     (0.13)
                                                                -------    -------    -------    -------    -------
    Total Distributions......................................     (0.62)     (0.62)     (0.65)     (0.98)     (0.77)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD..............................................   $  9.41    $  9.32    $  9.54    $  9.22    $ 10.43
                                                                =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge).........................      7.85%      4.26%     10.90%     (2.33)%    10.58%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........................   $14,325    $10,127    $ 6,796    $ 5,347    $ 7,064
  Ratio of expenses to average net assets....................      0.85%      0.84%      1.01%      0.78%      0.77%
  Ratio of net investment income to average net assets.......      6.59%      6.51%      6.57%      5.25%      6.12%
  Ratio of expenses to average net assets*...................      1.15%      1.16%      1.38%      1.20%      1.26%
  Ratio of net investment income to average net assets*......      6.29%      6.19%      6.20%      4.83%      5.63%
  Portfolio Turnover (a).....................................     55.18%     95.52%    262.25%    131.04%    143.52%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      INCOME BOND FUND
                                                                           ---------------------------------------
                                                                                           CLASS B
                                                                           ---------------------------------------
                                                                                    YEARS ENDED JUNE 30,
                                                                           ---------------------------------------
                                                                            1997       1996      1995      1994(a)
                                                                           -------    ------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................................   $  9.40    $ 9.62    $  9.29    $  9.97
                                                                           -------    ------    -------    -------
Investment Activities
  Net investment income.................................................      0.56      0.56       0.56       0.17
  Net realized and unrealized gains (losses) from investments and
    futures.............................................................      0.09     (0.21)      0.38      (0.70)
                                                                           -------    ------    -------    -------
    Total from Investment Activities....................................      0.65      0.35       0.94      (0.53)
                                                                           -------    ------    -------    -------
Distributions
  Net investment income.................................................     (0.56)    (0.57)     (0.57)     (0.15)
  Net realized gains....................................................        --        --      (0.04)        --
                                                                           -------    ------    -------    -------
    Total Distributions.................................................     (0.56)    (0.57)     (0.61)     (0.15)
                                                                           -------    ------    -------    -------
NET ASSET VALUE,
  END OF PERIOD.........................................................   $  9.49    $ 9.40    $  9.62    $  9.29
                                                                           =======    ======    =======    =======
Total Return (Excludes Sales Charge)....................................      7.15%     3.65%     10.63%     (5.29)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................................   $10,873    $6,110    $ 1,887    $   723
  Ratio of expenses to average net assets...............................      1.50%     1.49%      1.49%      1.45%(c)
  Ratio of net investment income to average net assets..................      5.95%     5.86%      6.16%      5.20%(c)
  Ratio of expenses to average net assets*..............................      1.80%     1.81%      1.86%      1.84%(c)
  Ratio of net investment income to average net assets*.................      5.65%     5.54%      5.80%      4.81%(c)
  Portfolio Turnover (d)................................................     55.18%    95.52%    262.25%    131.04%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 17, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               TREASURY & AGENCY FUND
                                                              --------------------------------------------------------
                                                                 FIDUCIARY            CLASS A             CLASS B
                                                              ----------------    ----------------    ----------------
                                                              JANUARY 20, 1997    JANUARY 20, 1997    JANUARY 20, 1997
                                                                  THROUGH             THROUGH             THROUGH
                                                                  JUNE 30,            JUNE 30,            JUNE 30,
                                                                  1997 (a)            1997 (a)            1997 (a)
                                                              ----------------    ----------------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................       $  10.00             $10.00              $10.00
                                                                  --------             ------              ------
Investment Activities
  Net investment income....................................           0.28               0.29                0.26
  Net realized and unrealized gains (losses) from
    investments and futures................................          (0.01)             (0.02)              (0.01)
                                                                  --------             ------              ------
    Total from Investment Activities.......................           0.27               0.27                0.25
                                                                  --------             ------              ------
Distributions
  Net investment income....................................          (0.28)             (0.29)              (0.26)
                                                                  --------             ------              ------
NET ASSET VALUE,
  END OF PERIOD............................................       $   9.99             $ 9.98              $ 9.99
                                                                  ========             ======              ======
Total Return (Excludes Sales Charge) (b)...................           2.78%              2.78%               2.58%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................       $110,084             $   94              $   80
  Ratio of expenses to average net assets (c)..............           0.45%              0.71%               1.23%
  Ratio of net investment income to average net assets
    (c)....................................................           6.44%              6.47%               6.30%
  Ratio of expenses to average net assets* (c).............           0.78%              1.15%               1.81%
  Ratio of net investment income to average net assets*
    (c)....................................................           6.11%              6.03%               5.72%
  Portfolio Turnover (d)...................................          54.44%             54.44%              54.44%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

To the Shareholders and Board of Trustees of The One Group Family of Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Ultra Short-Term Income Fund (formally the Government ARM Fund), the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Income Bond Fund and the Treasury & Agency Fund (six series of The One Group Family of Mutual Funds), including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each period presented except as noted in the next paragraph. These financial statements and financial highlights are the responsibility of The One Group Family of Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

The financial highlights for the year ended June 30, 1993 for the Intermediate Bond Fund were audited by other auditors whose report dated August 25, 1993 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except as noted in the second paragraph present fairly, in all material respects, the financial position of the Ultra Short-Term Income Fund, the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Income Bond Fund and the Treasury & Agency Fund as of June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

Columbus, Ohio                                          Coopers & Lybrand L.L.P.
August 22, 1997

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT                                                       [LOGO]
ADVISORS
CORPORATION
                                                            TOG-F-037-AN(8/97)